Exhibit 10.23

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

i

TABLE OF CONTENTS

(continued)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ii

TABLE OF CONTENTS

(continued)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

iii

AMENDED.AND RESTATED

PRODUCT DEVELOPMENT AND LICENSE AGREEMENT

THIS AMENDED AND RESTATED PRODUCT DEVELOPMENT AND LICENSE AGREEMENT (this “Agreement”) is made as of December 21, 2001, by and between COLEY PHARMACEUTICAL GROUP, INC., a Delaware corporation having a place of business at Wellesley Gateway, 93 Worcester Street, Suite 101, Wellesley, Massachusetts 02481 (“Coley”), and AVENTIS PHARMACEUTICALS INC., a Delaware corporation having a place of business at Route 202-206, P.O. Box 6800, Bridgewater, New Jersey 08807 (“Aventis”) (each individually a “Party” and collectively the “Parties”).

WHEREAS, Coley is the owner or licensee of certain rights, title, and interests in, and know-how related to, proprietary technologies involving Immunomodulatory Oligonucleotides useful for modulation of an immune response; and

WHEREAS, Aventis is the owner of certain rights, title, and interests in, and know-how related to, asthma and allergic rhinitis and chronic obstructive pulmonary disease treatment technologies; and

WHEREAS, Coley and Aventis entered into a Product Development and License Agreement dated August 3, 2001 (the “Initial Agreement”) for the development and commercialization of Coley’s Immunomodulatory Oligonucleotide technology as asthma and allergic rhinitis and chronic obstructive pulmonary disease treatments; and

WHEREAS, the Parties amended the Initial Agreement pursuant to Amendment #1 To The Product Development And License Agreement dated October 3, 2001, Amendment #2 To The Product Development And License Agreement dated November 2, 2001, and Amendment #3 To The Product Development And License Agreement dated November 20, 2001; and

WHEREAS, the Parties desire to amend and restate the Initial Agreement in its entirety with this Agreement.

NOW, THEREFORE, in consideration of the covenants and obligations expressed herein and intending to be legally bound, and otherwise bound by proper and. reasonable conduct, the Parties agree as follows:

1.	DEFINITIONS.

1.1 “Achievement Milestones” shall mean those achievement milestones described in Section 3.3.

1.2 “Actual Development Milestone Achievement Date” shall mean the date on which a Development Milestone is actually achieved.

1.3 “Advisory Committee” shall mean that certain advisory committee described in Section 4.5(a).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.4 “Affiliate” shall mean any individual or entity directly or indirectly controlling or controlled by or under common control with a Party to this Agreement. For purposes of this Agreement, the direct or indirect ownership of over fifty percent (50%) of the outstanding voting securities of an entity, or the right to receive over fifty percent (50%) of the profits or earnings of an entity shall be deemed to constitute control (or, in either case, such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction). Such other relationship as in fact gives such individual or entity the power or ability to control the management, business and affairs of an entity shall also be deemed to constitute control. Notwithstanding the foregoing, Aventis Pasteur, SA and its subsidiaries (including, without limitation, Aventis Pasteur, France, and Aventis Pasteur, Inc.) are not Affiliates of Aventis for the purposes of this Agreement and are not effected by its terms.

1.5 “Aventis Immune Modulators” shall mean those Immunomodulatory Oligonucleotides designed and screened by Coley specifically for Aventis and delivered and assigned to Aventis pursuant to the Screening Agreement.

1.6 “Aventis Immune Modulator Patent Rights” shall mean the Patent Rights that contain only composition of matter claims that are limited to the specific sequence of any Aventis Immune Modulator.

1.7 “Aventis Indemnified Party” shall have the meaning set forth in Section 10.3.

1.8 “Aventis Invention” shall mean any Invention (other than any Coley Screening Invention as defined in the Screening Agreement) conceived or reduced to practice solely by or on behalf of Aventis in the course of activities pursuant to this Agreement.

1.9 “Aventis Know-How” shall mean all proprietary technical information, know- how, discoveries, improvements, processes, formulas, data, inventions (including, without limitation, Aventis Inventions and Aventis Screening Inventions (as defined in the Screening Agreement)), sequences, modifications, mechanisms of action, trade secrets, instructions and other intellectual property (other than Aventis Patent Rights) and reagents, compositions, formulations, materials (including fragments, metabolites, constituents, components, and derivatives thereof but excluding the Aventis Immune Modulators or any improvements or modifications thereto), whether or not patentable, which are owned, controlled, proprietary to, or licensed by Aventis or its Affiliates (other than with respect to Coley Know-How licensed by Aventis pursuant to this Agreement) during the Term and which arise and are developed in the course of activities pursuant to this Agreement or the Screening Agreement and under which Aventis or its Affiliates have the right to disclose and grant licenses.

1.10 “Aventis Manual” shall mean the then current version of the Aventis Project Progression Manual, or any successor document, and which is considered to be Confidential Information.

1.11 “Aventis Patent Rights” shall mean the Patent Rights (other than Joint Patent Rights or Coley Patent Rights licensed by Aventis pursuant to this Agreement) owned, controlled, or licensed by Aventis or its Affiliates (i) pursuant to the Screening Agreement, including, without limitation, the Aventis Immune Modulator Patent Rights, or (ii) which arise

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

during the Term of, and pursuant to the activities under, this Agreement and under which Aventis or its Affiliates have the right to disclose and grant licenses. The Aventis Patent Rights shall be listed on Exhibit A-l, as amended from time to time by Aventis in accordance with this Agreement and incorporated herein by reference.

1.12 “Aventis Technology” shall mean the Aventis Patent Rights and Aventis Know-How.

1.13 “CMR Benchmark” shall mean that certain benchmark known as the CMR International Macro Benchmarks for Drug Development published annually by LAM Platts, CE Ellis and JAN McAuslane (as the authors may change from time to time) which establishes standards for the pharmaceutical development of new chemical entities in specified fields, certain portions of which have been made (and shall continue to be made) available to Coley as Confidential Information of Aventis hereunder, and which shall only be used by Coley consistent with Sections 4.6(a), 4.6(b), and 12.3 where applicable.

1.14 “Coley Assigned Know-How” shall have the meaning set forth in Section 6.8(c)(i)(2).

1.15 “Coley Assigned Patent Rights” shall have the meaning set forth in Section 6.8(c)(i)(2).

1.16 “Coley Assigned Technology” shall have the meaning set forth in Section 6.8(c)(i)(2)(a).

1.17 “Coley Exclusively Licensed Technology” shall have the meaning set forth in Section 6.8(c)(i)(3).

1.18 “Coley Indemnified Party” shall have the meaning set forth in Section 10.2.

1.19 “Coley ,Invention” shall mean any Invention conceived or reduced to practice solely by or on behalf of Coley in the course of performing activities pursuant to this Agreement.

1.20 “Coley Know-How” shall mean all proprietary technical information, know-how, discoveries, improvements, processes, formulas, data (including, without limitation, data provided by Coley to Aventis under the Screening Agreement), inventions (including, without limitation, Coley Inventions and Coley Screening Inventions (as defined in the Screening Agreement)), sequences, modifications, mechanisms of action, trade secrets, instruction and other intellectual property (other than Coley Patent Rights) and reagents, compositions, formulations, materials (as well as fragments, metabolites, constituents, components, and derivatives thereof), whether or not patentable, which relate to the Immune Modulators and the development and use of the Products, and which are owned, proprietary to, licensed by or controlled by Coley or its Affiliates (other than with respect to Aventis Know-How licensed by Coley pursuant to this Agreement) as of the Effective Date or during the Term, and under which Coley or its Affiliates have the right to disclose and grant licenses. Coley Know-How shall not include discovery methods for immunomodulatory compounds, screening assays or other testing methods, trademarks, and/or copyrights.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.21 “Coley Patent Rights” shall mean the Patent Rights (other than Joint Patent Rights or Aventis Patent Rights licensed by Coley pursuant to this Agreement) owned, controlled or licensed by Coley or its Affiliates relating to the Immune Modulators that exist as of the Effective Date or which arise during the Term and under which Coley or its Affiliates have the right to disclose and grant licenses. The Coley Patent Rights licensed to Aventis hereunder are listed on Exhibit A-2, as amended from time to time by Coley in accordance with this Agreement and incorporated herein by reference.

1.22 “Coley Technology” shall mean the Coley Patent Rights and Coley Know-How.

1.23 “Collaboration Manager” shall have the meaning set forth in Section 4.4.

1.24 “Combination Product” shall mean a product formulated to contain at least one Selected Immune Modulator as one component and at least one other drug product approved by the appropriate Regulatory Authority for use in anti-asthma, anti-allergic rhinitis or anti-COPD indications.

1.25 “Combined Products” shall mean all Products in the Field in the Territory.

1.26 “Commercialization Plan” shall mean that certain commercialization plan described in Section 4.2, which is developed by Aventis on a country-by-country or region-by- region basis as part of its annual business plan and approved by the Executive Committee of Aventis Pharma, or any successor document.

1.27 “Confidential Information” shall mean any technical or business information furnished by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement. Such Confidential Information may include, without limitation, the identity, nucleotide sequence, or structure of an Immunomodulatory Oligonucleotide, the applicability or use of any Immunomodulatory Oligonucleotide for a particular indication, information relating to the mechanism of immune stimulation for a particular Immunomodulatory Oligonucleotide, information about the composition of, or modifications to the nucleotides or phosphate backbone, as well as any product specifications, trade secrets, know-how (including, without limitation, Aventis Know-Flow and Coley Know-How), inventions, intellectual property, technical data or specifications, discovery methods, screening assays or other testing methods, business or financial information, research and development activities, Advisory Committee reports, the Aventis Manual, the Development Plan, the CMR Benchmark, the Commercialization Plan, royalty reports, product and marketing plans, and customer and supplier information.

1.28 “COPD” shall mean chronic obstructive pulmonary disease.

1.29 “CpG 7909” shall mean the compound identified by the sequence [*************************************] in which each of the bases is connected by a phosphorothioate internucleotide linkage.

1.30 “CpG 7909 Specifications” shall mean the drug substance and/or product quality specifications, release test methods, and typical batch release data relating to CpG 7909.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.31 “CpG 7279” shall mean the compound identified by the sequence [*************************************] in which each of the bases is connected by a phosphorothioate internucleotide linkage.

1.32 “Data” shall have the meaning set forth in Section 7.8.

1.33 “Delivery Method” shall mean the method of administration of a Product subcutaneously, intranasally, orally, and/or via inhalation, and/or any additional method of administration requested by Aventis and approved by Coley, such approval not to be unreasonably withheld. Notwithstanding the foregoing, in no event shall Delivery Method include such an additional method of administration until Coley approves such method, and Coley may withhold such approval if Coley believes that such approval would conflict with any interest of Coley alone or with a third party.

1.34 “Development Milestones” shall mean those development milestones described in Section 3.2.

1.35 “Development Plan” shall mean that certain development plan described in Section 4.2.

136 “Disclosing Party” shall have the meaning set forth in Section 1.27.

1.37 “EC Associated Countries” shall mean the territories and countries where Articles 81(1) and 82 of the EC Treaty apply or competition provisions similar thereto apply pursuant to bilateral or multilateral agreements between the European Community and such territories and countries.

1.38 “EDC” shall mean an early development compound.

1.39 “Effective Date” shall mean August 3, 2001.

1.40 “EMEA” shall mean the European Agency for the Evaluation of Medicinal Products or any successor entity.

1.41 “European Economic Area or EEA” shall mean an area comprising the EC Member States, Norway, Liechtenstein and Iceland.

1.42 “FDA” shall mean the United States Food and Drug Administration or any successor entity.

1.43 “Field” shall mean the use of Immune Modulators solely for prophylactic and/or therapeutic treatment of asthma, allergic rhinitis or COPD, administered via a Delivery Method. The Field specifically excludes, without limitation: (i) the use of Immune Modulators for all other allergic indications, atopic indications, autoimmune disorders and/or inflammatory disorders; and/or (ii) any administration of Immune Modulators other than via a Delivery Method; and/or (iii) any and all drug combinations incorporating any antigens (including without limitation allergens) for asthma, allergic rhinitis, COPD or for any other indication, whether the materials comprising such combinations are administered simultaneously or separately at

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

different sites or times, and/or (iv) any and all drug combinations incorporating any medications, monoclonal antibodies, or other agents unless such medications, monoclonal antibodies or other agents are for the prophylactic and/or therapeutic treatment of asthma, allergic rhinitis or COPD, or such other agents are formulations with excipients, carriers, or delivery vehicles whether the materials comprising such combinations are administered simultaneously or separately at different sites or times. Notwithstanding the foregoing, the Field shall not include those indications for which this Agreement is terminated by Aventis pursuant to the provisions of Sections 6.2, 6.3 or 6.6 or by Coley pursuant to the provisions of Sections 6.3, 6.4(a) or (c), or 6.6.

1.44 “First Commercial Sale” shall mean the first sale of any Product for use in the Field by Aventis, its Affiliates, or its approved sublicensees to any third party in a country within the Territory after such Product has been granted Regulatory Approval for use in the Field by the competent Regulatory Authorities in such country.

1.45 “Immune Modulators” shall mean CpG 7909, CpG 7279 and the Aventis Immune Modulators.

1.46 “Immune Modulator Specifications” shall mean the drug substance and/or product quality specifications, release test methods, and typical batch release data relating to an Immune Modulator.

1.47 “Immunomodulatory Oligonucleotide” shall mean an Oligonucleotide which stimulates immune cells at oligo concentrations less than 10 micromolar to: (i) produce cytokines and/or chemokines; (ii) express cell surface antigens or other markers; and/or (iii) proliferate.

1.48 “Immunomodulatory Oligonucleotide Specifications” shall mean the drug substance and/or product quality specifications, release test methods, and typical batch release data relating to an Immunomodulatory Oligonucleotide, including, without limitation, an Immune Modulator.

1.49 “Invention” shall mean all ideas, information, data, writings, development, process, discoveries, improvements, methods, modifications, reagents, compositions, formulations, materials, know-how, and other technologies (whether or not patentable or copyrightable) which (i) relate to Immunomodulatory Oligonucleotides and/or Products, and/or (ii) are derived from the use of Coley Technology and/or Aventis Technology, and which are conceived or reduced to practice during the performance of activities under this Agreement. For purposes of clarification, Invention specifically excludes any of the foregoing which are conceived or reduced to practice during the performance of activities under the Screening Agreement, including without limitation, ideas, information, data, writings, development, process, discoveries, improvements, methods, modifications, reagents, compositions, formulations, materials, know-how, and other technologies (whether or not patentable or copyrightable) which relate solely to Aventis Immune Modulators.

1.50 “Iowa Agreement” shall mean that certain License Agreement by and between Coley and the University of Iowa Research Foundation (“UIRF”) dated March 31, 1997, as amended, attached hereto as Exhibit B.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.51 “Joint Invention” shall mean (a) any Invention (other than any Coley Screening Invention (as defined in the Screening Agreement)) invented jointly by or on behalf of the Parties, as determined by inventorship under U.S. patent laws and/or (b) any Joint Screening Invention (as defined in the Screening Agreement).

1.52 “Joint Patent Rights” shall mean Patent Rights covering Joint Inventions.

1.53 “Liability” shall have the meaning set forth in Section 10.2.

1.54 “LIBOR” shall have the meaning set forth in Section 3.6.

1.55 “MAA Acceptance” shall mean acceptance by the EMEA or other appropriate regulatory authority of any single country in the European Union For filing and review of a Marketing Authorization Application.

1.56 “MAA or Equivalent Approval” shall mean the granting of marketing approval in the European Union by the European Union Commission or by the appropriate Regulatory Authority in any single country in the European Union.

1.57 “Major Market Country” shall mean the United States, Japan, France or Germany.

1.58 “NDA” shall mean an original New Drug Application, made in the form of an FDA submission or package to the FDA, for approval to market a Product.

1.59 “NDA Acceptance” shall mean the determination by the FDA that the NDA has met all the criteria for “filing” and is suitable for review and potential approval.

1.60 “NDA Approval” shall mean the authorization by the FDA to market a Product, upon the acceptance of the content and any amendments to the NDA.

1.61 “Net Sales” shall mean the gross amount invoiced by Aventis and its Affiliates and approved sublicensees on account of sales of Combined Products to third parties in the Territory, less the total of the following deductions to the extent they are actually incurred and not billed separately to the customer: (i) track, cash, and/or quantity discounts not already reflected in the amount invoiced; (ii) excise, sales and other consumption taxes (including VAT on the sale of Products) and customs duties to the extent included in the invoice price; (iii) freight, insurance and other transportation charges to the extent included in the invoice price; (iv) amounts repaid or credited by reason of rejections and defects; (v) returns or retroactive price reductions; and (vi) compulsory payments and rebates directly related to the sale of Products, accrued in accordance with generally accepted accounting principles, paid or deducted pursuant to agreements (including, but not limited to managed care agreements) or governmental regulations.

In the case of any sale or other disposal of a Product between or among Aventis and its Affiliates, approved sublicensees or marketing partners, for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm’s length sale thereafter to a third party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

In the case of any other sale or other disposal for value, such as barter or counter-trade, of any Product, or part thereof, other than in an arm’s length transaction exclusively for money, Net Sales shall be calculated as above on the value of the consideration given.

In the case of any sale which is not invoiced or is delivered before invoice, Net Sales shall be calculated at the time of shipment.

In the event a Product is sold as part of a Combination Product, the Net Sales of any such Product, for the purposes of determining Royalty Payments, shall be determined by multiplying the Net Sales (as defined above) of the Combination Product by the fraction A/(A+B), where A is the weighted (by sales volume) average sale price of the Product when sold separately in finished form and B is the weighted (by sales volume) average sale price of the other product(s) sold separately in finished form. In the event that such average sale price cannot be determined for both the Product and the other product(s) in combination, Net Sales for purposes of determining Royalty Payments shall be mutually agreed by the Parties based on the relative value contributed by each component; provided, however, that if the component of the Combination Product consisting of a Selected Immune Modulator is a Product which has been sold as a monotherapy, the value of such component shall be no less than the average sales price per milligram of such component when sold as a monotherapy in finished form.

1.62 “Non-CpG Containing” shall mean lacking cytosine-guanine dinucleotides.

1.63 “Oligonucleotide” shall mean any molecule with a molecular weight greater than 1000 daltons containing native or chemically modified purines (and/or analogs) and/or pyrimidines (and/or analogs), irrespective of the backbone linkages employed.

1.64 “Option Period” shall have the meaning set forth in Section 3.8(a).

1.65 “Option Right” shall have the meaning set forth in Section 3.8(a).

1.66 “Other Payments” shall have the meaning set forth in Section 3.8(a).

1.67 “Owned or Controlled” shall mean that the owning or controlling Party has rights that could be exercised to prevent the other Party from making, using or selling a particular Immunomodulatory Oligonucleotide absent a license from such owning or controlling Party, provided, however, that in the event that a third party co-owns or co-controls such rights to the Immunomodulatory Oligonucleotide, the Party otherwise owning or controlling such rights to such Immunomodulatory Oligonucleotide is still considered to Own or Control such rights to such Immunomodulatory Oligonucleotide unless the other Party obtains such rights to the Immunomodulatory Oligonucleotide from the third party.

1.68 “Patent Rights” shall mean all United States and foreign patents and patent applications including any substitute, divisional, continuation and continuation in-part applications, and the patents issuing therefrom, and further including patents issuing from reissue or re-examination proceedings existing as of the Effective Date or during the Term.

1.69 “Phase 1 Clinical Trials” shall mean clinical studies in subjects to evaluate the safety and tolerance, pharmacokinetic and pharmacodynamic properties, dosing interval, and/or absorption, distribution, metabolism, excretion (ADME) of the candidate drug, or clinical studies otherwise determined to be phase 1 clinical studies by the SRC Committee.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.70 “Phase 2B Clinical Trials” shall mean dose ranging trials to evaluate efficacy and safety in the targeted patient population and/or to define the optimal dosing regimen.

1.71 “Phase 3 Clinical Trials” shall mean short-term and/or long-term controlled trials to confirm the efficacy and safety of the drug in larger, targeted patient populations.

1.72 “Planned Development Milestone Achievement Date” shall mean the first achievement date set forth in the Development Plan as of the Effective Date and any subsequent achievement date set forth in the Development Plan as amended from time to time, provided, however, that no adjustment or amendment shall be made to the first achievement milestone set forth in the Development Plan as of the Effective Date, and provided further that no adjustment or amendment shall be made to any particular achievement date set forth in the Development Plan after thirty (30) days prior to the achievement date that immediately precedes such particular achievement date sought to be adjusted or amended.

1.73 “Product” shall mean (i) a drug product consisting of at least one Selected Immune Modulator formulated as a monotherapy or (ii) a Combination Product.

1.74 “Projected Annual Net Sales” shall mean the projected annual Net Sales as set forth in the Commercialization Plan, which shall include the projected animal Net Sales of Aventis and its Affiliates and/or approved sublicensees.

1.75 “Proprietary to Aventis and Coley” shall mean those Immunomodulatory Oligonucleotides that are proprietary to Coley and that Aventis has proprietary rights to other than the rights granted or developed pursuant to this Agreement or the Screening Agreement as of the effective date of termination of this Agreement.

1.76 “Proprietary to Coley” shall mean those Immunomodulatory Oligonucleotides that are proprietary to Coley and that Aventis has no rights to other than the rights granted or developed pursuant to this Agreement or the Screening Agreement as of the effective date of termination of this Agreement.

1.77 “Receiving Party” shall have the meaning set forth in Section 1.27.

1.78 “Regulatory Approval” shall mean safety and efficacy approval (independent of pricing approval or reimbursement approval) of a Product, or authorization of such approval of a Product, in each case by the appropriate Regulatory Authority.

1.79 “Regulatory Authority” shall mean the U.S. or foreign government agency or health authority that regulates and grants recommendations for approvals for the manufacture and sale of pharmaceutical products.

1.80 “Royalty Payment Percentage” shall have the meaning set forth in Section 3.4.

1.81 “Royalty Payments” shall have the meaning set forth in Section 3.4.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.82 “Royalty Period” shall mean the partial Royalty Quarter commencing on the date of the First Commercial Sale, and every complete or partial Royalty Quarter thereafter during which Aventis has the obligation to make Royalty Payments under Section 3.

1.83 “Royalty Report” shall have the meaning set forth in Section 3.4(b).

1.84 “Royalty Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.85 “Royalty Year” shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.86 “Screening Agreement” shall mean that certain Screening and Evaluation Agreement between the Parties dated December 10, 2001 and attached hereto as Exhibit C.

1.87 “Selected Immune Modulators” shall mean up to four (4) Immune Modulators to which the rights granted to Aventis under the Coley Technology shall apply, and which shall be identified as Selected Immune Modulators pursuant to the provisions of Sections 2.1(b) and 2.1(e) hereof.

1.88 “Significant Competition” shall have the meaning set forth in Section 3.4(a)(ii).

1.89 “SRC Committee” shall mean that certain scientific review committee of Aventis which determines the initiation of Phase 1 Clinical Trials and selects the EDC(s).

1.90 “Term” shall have the meaning set forth in Section 6.1.

1.91 “Territory” shall mean all the countries of the world.

1.92 “Third Party Payments” shall have the meaning set forth in Section 3.8(a).

1.93 “UIRF” shall have the meaning set forth in Section 1.50.

1.94 “Up-Front Payment” shall have the meaning set forth in Section 3.1.

1.95 “Valid Claim” shall mean any claim of a pending patent application which has not been abandoned or finally rejected without the right of appeal, or any claim from an issued and unexpired patent included within the Patent Rights which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise. Notwithstanding the foregoing, if a claim of a pending patent application has not issued as a claim of an issued patent within the earlier of two (2) years from First Commercial Sale of a Product covered by such claim or ten (10) years after the filing date of the pending application containing such claim, such pending claim shall cease to be a Valid Claim for purposes of this Agreement unless and until such claim becomes an issued claim of an issued patent.

1.96 “Withholding Taxes” shall have the meaning set forth in Section 3.5.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2. LICENSE GRANT.

2.1 License Grant to Aventis.

(a) Subject to the terms of this Agreement (and subject to the conditions and rights set forth in Article 2 of the Iowa Agreement with respect to the Coley Technology licensed by Coley thereunder), Coley hereby grants to Aventis, during the Term,

(1) an exclusive, royalty-bearing license, including the right to grant sublicenses to third parties subject to paragraphs (i) through (iii) below, under the Coley Technology and Joint Patent Rights, to the extent necessary to make, have made, and use the Selected Immune Modulators to develop, make, have made, use, sell, have sold, offer for sale, and import the Products in the Field (including the right to make, have made, use, sell, have sold and import metabolites incidental to the manufacture, storage, and use of Products in the Field) in the Territory, and

(2) an exclusive, royalty-free license, including the right to grant sublicenses to third parties identified in Schedule 2.1(a) or approved in writing by Coley, under the Coley Technology and Joint Patent Rights, to the extent necessary for Aventis to perform in vivo testing during the Option Term (as defined in the Screening Agreement) in accordance with Schedule 2.1(a) (as may he amended by the mutual agreement of the Parties) on the up to twenty-eight (28) Immunomodulatory Oligonucleotides run through Step 2 (as defined in the Screening Agreement), and an exclusive, royalty-free license, including the right to grant sublicenses to third parties subject to paragraphs (i) through (iii) below, under the Coley Technology and Joint Patent Rights to perform (or have performed by its sublicensees as contemplated herein) research and development on the Aventis Immune Modulators in order to select the Selected Immune Modulators pursuant to Section 2.1(b) below.

(i) In the event Aventis determines that it would like to grant a sublicense in a Major Market Country with respect to any of the rights granted by Coley hereunder, Coley shall have a right of first negotiation to obtain such sublicense (without the right of further sublicense). Pursuant to such right of first negotiation, Aventis shall notify Coley in writing of its desire to negotiate such a sublicense and provide Coley with a summarized outline of proposed sublicense terms, including economic terms. Aventis shall negotiate the terms of such license solely with Coley in good faith for a period of the earlier of Coley declining the right to negotiate such a sublicense in writing, or ninety (90) days (or such longer period of time agreed to by the Parties). If Coley declines the right to negotiate or the Parties have not agreed upon the terms of such license within the ninety (90) days (or such longer period of time agreed to by the Parties), Aventis may offer such sublicense to a third party (other than Aventis Pasteur or any of its subsidiaries) with Coley’s prior written consent, which consent shall not be unreasonably withheld or delayed, provided, however, that in no event shall Aventis offer such sublicense to a third party on terms materially more favorable than those last offered to Coley.

(ii) Aventis’ right to grant sublicenses in any country other than a Major Market Country with respect to any of the rights granted by Coley hereunder shall be subject to Coley’s prior written consent, which such consent shall not be unreasonably withheld or delayed.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(iii) Notwithstanding the foregoing, Aventis may grant sublicenses to Affiliates without complying with the provisions set forth in paragraphs (i) and (ii) above, provided, however, that unless otherwise approved by Coley, any such sublicenses to an Affiliate of Aventis shall terminate upon the transfer or sale of all or substantially all of the assets or stock of such Affiliate, or in the event of a merger or consolidation or change of control or similar transaction of such Affiliate.

(b) Except as specifically allowed in Section 2.1(a) above, Aventis shall have no rights under this Agreement to use the Immune Modulators, other than the Selected Immune Modulators, for any purpose. As of the Effective Date, the Selected Immune Modulators shall be CpG 7909 and CpG 7279. In addition to CpG 7909 and CpG 7279, at any time during the Term, Aventis shall have the right to select up to two (2) Aventis Immune Modulators for use under this Agreement by providing notice to Coley of such selection. Thereafter, such Aventis Immune Modulators shall be Selected Immune Modulators. In the event that Aventis determines that it would like to terminate its license with respect to a particular Selected Immune Modulator, and instead, select a different Aventis Immune Modulator for use under this Agreement, Aventis may do so by providing written notice to Coley at any time during the Term, such notice to include a reasonable explanation of Aventis’ determination; provided, however, that if the Selected Immune Modulator for which Aventis elects to terminate its license under this Agreement is CpG 7909 or CpG 7279, Coley and its Affiliates shall no longer be subject to the restrictions of Sections 2.1(c)(ii) and (iii) below with respect to CpG 7909 or CpG 7279 as the case may be, and CpG 7909 or CpG 7279, as the case may be, shall no longer be considered an Immune Modulator. For the avoidance of doubt, the provisions of this Section 2.1(b) in no way alter the obligation of Coley and its Affiliates or sublicensees to refrain from exploiting CpG 7909 and/or CpG 7279 in the Field during the Term.

(c) The Parties acknowledge and agree that, during the Term, neither Coley nor its Affiliates shall develop or commercialize, nor grant to any third party a commercial license to develop or commercialize under the Coley Technology and/or Joint Inventions:

(i) the Immune Modulators and/or any other Immunomodulatory Oligonucleotides for use as monotherapies or in combination with any drug product approved by the appropriate Regulatory Authority for use in anti-asthma, anti-allergic rhinitis or anti-COPD indications via any delivery method (whether the materials comprising any such combinations are administered simultaneously or separately at different sites or times), in each case for the prophylactic and/or therapeutic treatment of asthma, allergic rhinitis or COPD, solely to the extent asthma, allergic rhinitis and/or COPD have not been terminated as an indication by Aventis pursuant to the provisions of Sections 6.2, 6.3 or 6.6 or by Coley pursuant to the provisions of Sections 6.3, 6.4(a) or (c), or 6.6; provided, however, that the foregoing restrictions shall not apply to such prophylactic and/or therapeutic treatments via any and all drug combinations in a pharmaceutical composition incorporating any antigens, allergens and/or monoclonal antibodies;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii) the Immune Modulators (other than CpG 7909) outside the Field (subject to any contractual obligations Coley has to a certain third party as of the Effective Date outside the Field); or

(iii) CpG 7909 outside the Field, other than for use of CpG 7909:

(1) in antigen-based immunotherapies or in “combinations” that are either formulated and delivered together, or co-packaged with other active ingredients (but specifically excluding anti-asthma, anti-allergic rhinitis, and/or anti-COPD medications for so long as asthma, allergic rhinitis and/or COPD has or have not been terminated as an indication by Aventis pursuant to the provisions of Sections 6.2, 6.3 or 6.6 or by Coley pursuant to the provisions of Sections 6.3, 6.4(a) or (c), or 6.6); provided, however, that (A) at least one of such other active ingredients is or was required by the FDA or other Regulatory Authority to be prescribed by a physician in the indication sought to be developed and/or commercialized by Coley and/or its Affiliates and/or third party licensees, or (B) Coley obtains from Aventis a consent to include such other active ingredient, which consent shall not be unreasonably withheld or delayed, and/or

(2) for use as a cancer therapy; and/or

(3) for any prophylactic or therapeutic use as a military or civilian countermeasure against the use of any of the following as a weapon or instrument of terrorism: (A) any agent (or its toxic product) listed on Exhibit H, (B) any agent (or its toxic product) which causes a condition listed on Exhibit H, (C) any agent which Coley informs Aventis is designated as a bioterror agent by the United States, Japanese, Israeli, Canadian or British governments or by the European Commission, the Council of the European Union or the European Parliament, and (D) any agent or condition which is added to Exhibit H by mutual agreement of the Parties (the “Biowarfare Indication”).

For the avoidance of doubt, CpG 7909 is a non-exclusively shared Immunomodulatory Oligonucleotide, and is the subject of multiple product development efforts by Coley and third party licensees. Subject to a certain third party’s rights outside of the Field existing as of the Effective Date, the rights granted to Aventis pursuant to this Section 2.1 with respect to the Aventis Immune Modulators and CpG 7279 will be exclusive to Aventis and will not be shared with third parties for any use.

(d) The Parties acknowledge and agree that Aventis’ right to sell or offer for sale a Selected Immune Modulator in the Field for a given indication in a given country as a component of a Combination Product is predicated on Aventis first selling or offering for sale such Selected Immune Modulator in the Field for such indication in such country as a monotherapy Product. Notwithstanding the foregoing, in the event that the Parties agree, based on reasonable scientific and/or medical opinion, that the commercialization of a particular Selected Immune Modulator as a monotherapy Product for a given indication in a particular country is not feasible, then Aventis shall not be required to first market such Selected Immune Modulator as a monotherapy Product for such indication in such country.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(e) Notwithstanding the above provisions of this Section 2.1, the Parties acknowledge and agree that:

(i) in the event Aventis does not initiate Phase 1 Clinical Trials for CpG 7909 within two (2) years of the Effective Date, upon Coley’s election, CpG 7909 shall no longer be a Selected Immune Modulator or an Immune Modulator, Aventis’ rights with respect to CpG 7909 shall terminate, and Coley and its Affiliates shall no longer be subject to the above restrictions of Section 2.1(c)(iii) with respect to CpG 7909; and

(ii) in the event Aventis does not initiate Phase 1 Clinical Trials for CpG 7279 within two (2) years of the Effective Date, upon Coley’s election, CpG 7279 shall no longer be a Selected Immune Modulator or an Immune Modulator, Aventis’ rights with respect to CpG 7279 shall terminate, and Coley and its Affiliates shall no longer be subject to the above restrictions of Section 2.1(c)(ii) with respect to CpG 7279.

The provisions of this Section 2.1(e) in no way alter the obligation of Coley and its Affiliates to refrain from exploiting CpG 7909 and CpG 7279 in the Field during the Term.

2.2 No Other Rights to Aventis. No other rights, express or implied, are granted to Aventis except as expressly granted pursuant to this Agreement.

2.3 License Grant to Coley. Subject to the terms of this Agreement, Aventis hereby grants to Coley a non-exclusive, worldwide, royalty-free license, including the right to grant sublicenses with prior written consent from Aventis, which consent shall be in Aventis’ sole discretion, under the Aventis Technology to the extent necessary for Coley to practice the Coley Technology and/or the Joint Inventions outside the Field. Notwithstanding the foregoing, to the extent that Aventis incurs any additional royalty obligations to a third party (other than Aventis Pasteur or its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis) as a direct result of the license granted hereunder, Coley shall pay Aventis such additional royalty obligation amounts. The Parties acknowledge and agree that the license granted herein shall not apply to (i) Aventis Know-How relating to formulations, propellants, Delivery Methods, and/or delivery devices, unless the Aventis Know-How is specifically directed to the delivery of Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley, (ii) Aventis Patent Rights relating to claims directed to formulations, propellants, Delivery Methods and/or delivery devices, unless, and then only to the extent that, any such Aventis Patent Rights contain claims directed to Immunomodulatory Oligonucleotides, (iii) Aventis Technology relating to the manufacture of Immunomodulatory Oligonucleotides, and/or (iv) Data, NDAs or other regulatory filings relating to the foregoing. Notwithstanding the foregoing, Coley may grant sublicenses to Affiliates without the prior written consent of Aventis; provided, however, that unless otherwise approved by Aventis, any such sublicenses to an Affiliate of Coley shall terminate upon the transfer or sale of all or substantially all the assets or stock of such Affiliate, or in the event of a merger or consolidation or change of control or similar transaction of such Affiliate.

2.4 No Other Rights to Coley. No rights, express or implied, to the intellectual property of Aventis are granted to Coley except as expressly granted pursuant to this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3. PAYMENTS AND ROYALTIES.

3.1 Up Front Payment. In partial consideration of Coley’s investment in the Coley Technology and the exclusive licenses granted to Aventis pursuant to Section 2.1, the Parties acknowledge payment by Aventis of a non-refundable, up-front license fee of [*****************************************] dollars ($[*********] which was paid by Aventis to Coley upon the execution of the Screening Agreement (the “Up-Front Payment”).

3.2 Development Milestone Payments.

(a) Unless otherwise specifically stated, for the first Product developed in an asthma indication and the first Product developed in an allergic rhinitis indication (even if the Products are the same), in each case by Aventis, its Affiliates, and/or its approved sublicensees, Aventis shall pay Coley the amount corresponding to each development milestone (the “Development Milestones”) set forth below within thirty (30) days after: (a) in the case of a Development Milestone listed under “Regulatory Acceptance/Approval,” the Actual Development Milestone Achievement Date or (b) in the case of a Development Milestone listed under “EDC Selection” or “Clinical Trials,” the earlier of (i) the Actual Development Milestone Achievement Date or (ii) the Planned Development Milestone Achievement Date.

Development Milestones	Payments
EDC Selection
Selection of the first Immune Modulator as an EDC by Aventis’ Scientific Review Board, or successor committee	$[*********](one time payment)

Clinical Trials
When Aventis obtains preliminary data from the first Selected Immune Modulator in at least a [******************************] which does not preclude further development with the understanding that Aventis shall use reasonable efforts to begin with [*******************] as soon as reasonably practicable after selection of such Selected Immune Modulator as an EDC	$[***********] (one time payment)

Initiation of Phase 2B Clinical Trials	$[*********] for Asthma Indication and $[*********] for Allergic Rhinitis Indication

Initiation of Phase 3 Clinical Trials	$[*********] for Asthma Indication and $[*********] for Allergic Rhinitis Indication

Regulatory Acceptance/Approval

NDA Acceptance	$[**********] for Asthma Indication and $[**********] Allergic Rhinitis Indication

MMA Acceptance	$[*********] for Asthma Indication and $[*********] for Allergic Rhinitis Indication

NDA Approval	$[**********] for Asthma Indication and $[**********] for Allergic Rhinitis Indication

MAA or Equivalent Approval	$[**********] for Asthma Indication and $[**********] for Allergic Rhinitis Indication

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) Notwithstanding the above provisions, in the event that Aventis does not initiate Phase 1 Clinical Trials for either (a) the first Selected Immune Modulator by March 1, 2004 or (b) the second Selected Immune Modulator by October 1, 2004, Aventis shall pay Coley, for the first such missed date only, a non-refundable, non-creditable additional payment of [************] dollars ($[*********]) within thirty (30) days after either March 1, 2004 or October 1, 2004 as the case may be; provided, however, that such dates shall be extended: (y) if the Parties agree, based on reasonable scientific and/or medical opinion, that it is not reasonable to initiate Phase 1 Clinical Trials for such Selected Immune Modulator within such time periods, in which. case, the extension shall be for a period of time mutually agreed by the Parties; or (z) if Coley fails to deliver to Aventis [***] ([*]) to [***] ([*]) [**********] of research grade material for each of the up to [*************] ([**]) Immunomodulatory Oligonucleotides run through the Step 2 screening cascades pursuant to Section 2.2(c)(v) of the Screening Agreement, or fails to deliver to Aventis [***********] ([***]) [**********] of research-grade material for up [***] ([*])(but in no event more than [***] ([*]) in any given six (6) month period) Immunomodulatory Oligonucleotides selected by Aventis for in vivo testing within six (6) weeks of receipt of written request from Aventis pursuant to Section 2.2(e) of the Screening Agreement, and either such failure was the direct cause of Aventis missing the applicable October date, in which case, the extension shall be for a period equal to the delay in delivery by Coley. Notwithstanding anything to the foregoing contained in this Section 3.2(b), in the event that either Party provides notice to the other Party of its intention to terminate this Agreement in whole pursuant to the provisions of Section 6 prior to the date the payment in this Section 3.2(b) becomes due, Aventis shall not be required to pay such [************] dollar ($[*********]) payment.

(c) For the first Product developed in a COPD indication, Aventis shall pay Coley [***************] dollars ($[**********]) for the earlier achieved (by Aventis, its Affiliates, or its approved sublicensee) of the “NDA Approval” Development Milestone in the COPD indication or the “MAA or Equivalent Approval” Development Milestone in the COPD indication within thirty (30) days of the Actual Development Milestone Achievement Date; provided, however, Aventis shall not be required to make any payment pursuant to this Section 3.2(c) if Aventis has substituted the COPD indication for the asthma indication pursuant to Section 6.2(c) prior to this payment becoming due.

(d) In the event that, with respect to a Development Milestone listed under “Clinical Trials” above, Aventis is required to make a payment on a Development Milestone on the Planned Development Milestone Achievement Date, Aventis shall deposit such Development Milestone payment in an interest-bearing escrow account. Such escrowed Development Milestone payment (including interest) shall be released to Coley upon the Actual Development Milestone Achievement Date. Notwithstanding the foregoing, if prior to the applicable Actual Development Milestone Achievement Date, Coley terminates this Agreement in whole or with respect to the indication(s) relating to such Development Milestone due to Aventis’ lack of diligence as finally determined by the appropriate parties pursuant to Section 4.6 and/or the arbitrators pursuant to Section 12.3, as the case may be, then such escrowed Development Milestone payment(s) shall be released to Coley and (in the event of termination of one or more indications, the Field shall no longer include such indication(s)). In the event of termination prior to the applicable Actual Development Milestone Achievement Date, in whole or with respect to the indication(s) relating to such Development Milestone, for any reason other than Aventis’ lack of diligence, such escrowed amount shall be released to Aventis.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(e) With respect to the foregoing, in the event any Phase 2B Clinical Trials and Phase 3 Clinical Trials are combined (i.e., as a Phase 2B/3 Clinical Trials), the Development Milestone payment for the Initiation of Phase 2B Clinical Trials shall be due no later than the initiation of the Phase 3 Clinical Trials, and the Development Milestone payment for the Initiation of Phase 3 Clinical Trials shall be due upon the initiation of that portion of the Phase 2B/3 Clinical Trials.

3.3 Achievement Milestone Payments. Aventis shall pay Coley the following non-refundable, non-creditable payments within thirty (30) days after Aventis, its Affiliates, and/or its approved sublicensees reach the achievement milestones set forth below (the “Achievement Milestones”):

Achievement Milestones	Payment
The first time that Net Sales for all Combined Products during any consecutive 12 month period reach at least $[***********]	$[**********]

The first time that Net Sales for all Combined products during any consecutive 12 month period reach at least $[***********]	$[**********]

First Regulatory Approval of each Product administered by a new Delivery Method (other than the first Delivery Method for the asthma indication and the first Delivery Method for the allergic rhinitis indication)	$[**********]

Regulatory Approval for each Product containing a Selected Immune Modulator (other than the first Immune Modulator approved for Asthma and the first Immune Modulator approved for Allergic Rhinitis)	$[**********]

3.4 Royalty Payments.

(a) Royalty Payments Due. Aventis shall pay to Coley royalty payments on annual Net Sales by Aventis, its Affiliates and/or its approved sublicensees for all Combined Products in the Field in the amounts set forth below (“Royalty Payments”). For the first three Royalty Quarters of a Royalty Year, the calculation of the Royalty Payments will be based on an estimated effective Royalty Payment percentage (“Royalty Payment Percentage”) to be calculated on the basis of the Projected Annual Net Sales for that Royalty Year. The Royalty Payment for the last Royalty Quarter of that Royalty Year will be based on actual Net Sales for the full Royalty Year. The Royalty Payment for the last Royalty Quarter will be calculated by applying the actual effective Royalty Payment Percentage to the Net Sales for the full Royalty Year and then subtracting the Royalty Payments made for the three prior Royalty Quarters of that Royalty Year.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(i) For Products covered by a Valid Claim of the Coley Patent Rights, Joint Patent Rights, and/or the Aventis Immune Modulator Patent Rights, on a country-by- country basis and Product-by-Product basis, the following Royalty Payment Percentages shall apply:

Level 1	Annual Net Sales of All Combined Products During Royalty Year	Royalty Payment Percentage of Net Sales of Such Products
1A	<$[***********]	[**]%
1B	≥$[***********] <$[***********]	[**]%
1C	≥$[***********] <$[***********]	[**]%
1D	≥$[***********]	[**]%

(ii} For Products covered by a Valid Claim of the Coley Patent Rights, Joint Patent Rights and/or the Aventis Immune Modulator Patent Rights in a particular Major Market Country, and where Significant Competition exists in a particular Royalty Period in such Major Market Country, the following Level 2 Royalty Payment Percentages shall apply.

For the purposes of this Agreement, “Significant Competition” shall mean, on a Major Market Country-by-Major Market Country basis and Product-by-Product basis, the presence of (A) a third party (other than Aventis Pasteur and its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis) selling a product utilizing Immunomodulatory Oligonucleotides as a monotherapy approved in the same indication as the Product and such product obtains a market share of greater than [******] percent ([**]%) of a three-month moving total of total prescriptions of all products (including Product) sold as monotherapy Immunomodulatory Oligonucleotides written in that same indication in such Major Market Country, or (B) two (2) or more third parties (other than Aventis Pasteur and its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis) selling product(s) utilizing Immunomodulatory Oligonucleotides as a monotherapy approved in the same indication as the Product and such product obtains a market share of [***********] percent ([**]%) or more of a three-month moving total of total prescriptions of all products (including Product) sold as monotherapy Immunomodulatory Oligonucleotides written in that same indication in such Major Market Country.

The market share calculations in each case above shall be determined by utilizing IMS Panel data (or, if not available, such market research data as mutually agreed upon by the Parties) based on the total number of prescriptions written in the Field during any rolling three-month period. Aventis shall obtain such IMS Panel data or market research data at Aventis’ expense and shall provide such information to Coley, at no charge.

In all events, Significant Competition must be first initiated and first achieved within the first three (3) years after the First Commercial Sale of a Product in a particular Major Market Country in order for the Level 2 Royalty Payment Percentages to apply. During the time period(s) in which Significant Competition does not exist (and to the extent Level 3 Royalty Payment Percentages do not apply), the Royalty Payment Percentage will return to the applicable Level 1 Royalty Payment Percentage.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

The following Level 2 Royalty Payment Percentages in a given Major Market Country will be applied starting with the first month after which Significant Competition is found to exist in such Major Market Country. If, for example, Significant Competition is initiated in a three-month period December to February, then Level 2 Royalty Payment Percentages would apply to Net Sales invoiced in March but would not apply to Net Sales invoiced before March. In the event that the Significant Competition does not exist in April, then Level 1 Royalty Payment Percentages would be applied to Net Sales invoiced in April and thereafter until such time as Significant Competition may again exist in such Major Market County.

Level 2	Annual Net Sales of All Combined Products	Royalty Payment Percentage of Net Sales of Such Products

2A	<$[***********]	[*]%
2B	≥$[***********] <$[***********]	[***]%
2C	≥$[***********]<$[***********]	[**]%
2D	≥$[***********]	[****]%

(iii) For Products (a) not covered by a Valid Claim of the Coley Patent Rights, Joint Patent Rights, and/or the Aventis Immune Modulator Patent Rights, or (b) not covered by a Valid Claim of the Coley Patent Rights and/or the Aventis Immune Modulator Patent Rights, but covered by a Valid Claim of Joint Patent Rights and where Generic Competition exists, then for so long as such Generic Competition exists, or (c) covered by a Valid Claim of the Coley Patent Rights other than a Valid Claim to a composition of matter or method of use in the Field and a third party (other than Aventis Pasteur and its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis) (but specifically excluding Coley, and/or its Affiliates, licensees and/or other third party collaboration partners of Coley) markets the same Immune Modulator as a monotherapy, then for so long as such third party (other than Aventis Pasteur for so long as Aventis Pasteur is an affiliate of Aventis) markets the Immune Modulator as a monotherapy, in the case of (a), (b) or (c) above, on a country-by-country basis and Product-by-Product basis, the following Royalty Payment Percentages shall apply.

As used herein, “Generic Competition” means on a country-by-country basis and Product-by-Product basis, the presence of a third party or third parties (other than Aventis Pasteur and its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis) (but specifically excluding Coley, and/or its Affiliates, licensees and/or other third party collaboration partners of Coley) marketing as a monotherapy the same Immune Modulator as the Product and obtains a market share of greater than [******] percent ([**]%).

In the case of (b) above, the Royalty Payment Percentage will return to the applicable Level 1 Royalty Payment Percentage during the time periods that Generic Competition does not exist. In the case of (c) above, the Royalty Payment Percentage will return to the applicable Level 1 Royalty Payment Percentage (or Level 2 Royalty Payment Percentage in the event Significant Competition exists) during the time periods that no third party (other

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

than Aventis Pasteur for so long as Aventis Pasteur is an affiliate of Aventis) (but specifically excluding Coley, and/or its Affiliates, licensees and/or other third party collaboration partners of Coley) markets the same Immune Modulator as a monotherapy.

Level 3	Annual Net Sales of All Combined Products During Royalty Year	Royalty Payment Percentage of Net Sales of Such Products

3A	<$[***********]	[*]%
3B	≥$[***********] <$[***********]	[*]%
3C	≥$[***********] <$[***********]	[*]%
3D	≥$[***********]	[*]%

(iv) In calculating the applicable Royalty Payment Percentage applicable in the event that more than one of paragraphs (i), (ii) and (iii) apply, the Parties shall first determine the relative share of total annual Net Sales in such country falling into the categories described by paragraphs (i) through (iii) above. The Royalty Payment shall be equal to the sum of the amounts calculated by multiplying each of these relative shares by the amount falling within a given royalty level (i.e. Level 1, Level 2, or Level 3 above) (as determined by total annual Net Sales) and by the corresponding Royalty Payment Percentages. At the end of each Royalty Year, adjustments for (i) through (iii) above will be made.

By way of example, if, for a given year, the Commercialization Plan forecast calls for Aventis to achieve $[*************]of annual Net Sales of all Combined Products, of which $[***********] is expected to be achieved with no Significant Competition, thus falling into the category described by paragraph (i), with the remaining $[*******] of Net Sales achieved under the impact of Significant Competition, thus falling into the category described by paragraph (ii). In this example, no Net Sales are expected to fall into the category described by paragraph (iii).

The relative share of expected Net Sales falling into the categories described by paragraphs (i), (ii) and (iii) would be [**]% ([**********] divided by [**********]), [**]% ([**********]divided by [************] and [*]%, respectively.

Of the total expected Net Sales falling within the first royalty tier, defined as applying to Net Sales up to and including $[**********], [**]% would be paid at the Royalty Payment Percentage described in. paragraph (i) corresponding to the first tier and [**]% would be paid at the Royalty Payment Percentage described in paragraph (ii) corresponding to the first tier. Expected Royalty Payments on the first tier would thus equal $[**********] (i.e., [**]% x $[**********] x [**]% + [**]% x $[**********] x [*]%).

Similarly, of the total expected Net Sales falling within the second royalty tier, defined as applying to Net Sales greater than $[**********] but up to and including $[**********], [**]% would be paid at the Royalty Payment Percentage described in paragraph (i) corresponding

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

to the second tier and [**]% would be paid at the Royalty Payment Percentage described in paragraph (ii) corresponding to the second tier. Expected Royalty Payments on the second tier would thus equal $[******] (i.e., [**]% x $[**********] x [**]% + [**]% x $[**********] x [**]%).

Since, in this example, expected total Net Sales fall below the level of the third tier, defined as applying to Net Sales greater than $[**********], no Royalty Payments would be expected on the third tier.

The total expected Royalty Payments due to Coley for the year would equal $[**********] ($[**********] plus $[**********]). The estimated effective Royalty Payment Percentage would equal [****]% ($[**********] divided by $[**********]).

In the course of the first three quarters, Aventis achieves actual Net Sales of $[**********], $[**********] and $[**********], respectively, during the first, second and third Royalty Quarters and Aventis makes Royalty Payments of $[**********], $[**********] and $[**********] respectively (e.g., [***]% x $[**********], $[**********] and $[**********]). In the fourth quarter, Aventis achieves Net Sales of $[**********], bringing the total for the year to $[**********]. Of this amount, $[**********] or [**]% was achieved under Significant Competition.

For the full year, Royalties due on the first tier would therefore be $[**********] ($[**********] x [**]% x [**]% + $[**********] x [**]% x [**]%), second tier royalties would be $[**********] ($[**********] x [**]% x [**]% + $[**********] x [**]% x [**]%) and the total Royal Payment for the year would be $[**********]. Having paid Coley $[**********] for the first three Royalty Quarters, Aventis would pay Coley $[**********] for the last Royalty Quarter ($[**********] minus $[**********]).

(v) Notwithstanding the foregoing provisions of this Section 3.4(a), in the event that the Iowa Agreement is terminated with Coley due to a material breach by Coley thereunder, and as a result, Aventis elects to maintain such license directly with UIRF as contemplated in the Iowa Agreement, then Aventis may deduct the royalty amounts due UIRF by Aventis pursuant to the Iowa Agreement from the Royalty Payments otherwise due hereunder.

(b) Tender of Royalty Payments and Royalty Reports. Within thirty (30) days after the conclusion of each Royalty Period, Aventis shall tender payment of any Royalty Payments due under this Agreement, and shall concurrently deliver to Coley a report on the Net Sales activity of Aventis, its Affiliates, and/or its approved sublicensees (the “Royalty Report”). The Royalty Report for the final Royalty Quarter of the Royalty Year shall indicate whether an adjustment to the Royalty Payment Percentage for a Product is required under Section 3.4, as well as any additional Royalty Payment due to Coley as a result of retroactive application of the new Royalty Payment Percentage, as required under Section 3.4. If no Royalty Payment is due, the Royalty Report shall so state. All such Royalty Reports shall be considered Confidential Information of both Parties under this Agreement and shall contain the following information:

(i) Net Sales of any Products sold by Aventis, its Affiliates and/or its approved sublicensees, on a country-by-country basis and Product-by-Product basis, during the applicable Royalty Period;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii) total Royalty Payments due for each Product; and

(iii) relevant market share data supporting the existence of Significant Competition.

(c) Commencement of Royalty Payments. Aventis’ Royalty Payment obligations under this Section 3.4 (with respect to Net Sales by Aventis, its Affiliates and/or its approved sublicensees) shall become effective upon the First Commercial Sale of any Product in any country within the Territory, and shall continue on a country-by-country basis until the later to occur of (i) the expiration or termination of the last Valid Claim of a Coley Patent Right or Aventis Immune Modulator Patent Right covering such Product in such country, or (ii) ten (10) years from the First Commercial Sale of a Product in such country.

3.5 Withholding and Payment in U.S. Dollars. Any payments made by Aventis to Coley under this Agreement shall be reduced by the amount that Aventis is required to withhold pursuant to any applicable United States federal, state, or local tax law (“Withholding Taxes”). Aventis shall submit reasonable proof of payment of the Withholding Taxes to Coley within a reasonable period of time after such Withholding Taxes are remitted to the proper taxing authority. Any payments due under Section 3 shall be made in United States Dollars, using a mutually acceptable method of payment. With respect to sales of Product(s) invoiced in a currency other than United States Dollars, the Net Sales and amounts due to Coley hereunder shall be expressed in the domestic currency of the Party making the sale, together with the United States Dollar equivalent of the count payable to Coley, calculated using the arithmetic average of the spot rates on the last business day of each month of the Royalty Quarter in which the Net Sales were made. The “Closing mid-point rates” found in the “Dollar spot forward against the Dollar” table published by The Financial Times (or any other publication agreed to by the Parties) shall be used as the source of spot rates to calculate the average as set forth in the preceding sentence.

3.6 Late Payments. Any payments due under Section 3 that are not made on or before the date specified under the terms of this Agreement shall bear interest, to the extent permitted by law, at a rate of [***] ([*]) percentage point above the London InterBank Offering Rate (“LIBOR”) as reported in The Financial Times (or any other publication agreed to by the Parties) on the date such payment is due, with interest calculated based on the number of days such payment is delinquent.

3.7 Failure to Make Payments. In the event Aventis fails to make payments due to Coley under this Section 3, then, at the election of Coley, the Agreement may be terminated in whole, or with respect to a particular indication or Immune Molecule, pursuant to Section 6.3(a).

3.8 Third Parties Licenses. The Parties acknowledge that, during the Term, one or more royalty-bearing licenses may be necessary from one or more third parties in order to manufacture or commercialize the Products in the Field without infringing one or more patents of such third party(ies). In such an event, the following provisions shall apply:

(a) Coley shall use commercially reasonable efforts, at its sole cost and expense, to obtain and maintain any third party licenses to any Patent Rights (other than

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Patent Rights owned, controlled, or licensed (with the right to sublicense royalty-free to Aventis) by Aventis Pasteur or its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis) solely relating to the composition of matter or use of Immune Modulators in Products in the Field, including research necessary for the development of such Products, the absence of which would prevent Aventis from practicing the Coley Technology licensed hereunder in the Field without infringing such third party’s Patent Rights, but specifically excluding, without limitation, Patent Rights related to formulations, propellants, delivery methods, delivery devices, and/or the manufacture of Immunomodulatory Oligonucleotides and/or Products.

In the event that Coley is unable to obtain any such third party licenses described above in this paragraph (a), Aventis shall use commercially reasonable efforts to obtain and maintain such third party licenses. If, as a result of Aventis obtaining and maintaining such third party licenses, it is necessary for Aventis to make third party royalty payments or Other Payments (as defined below) to such third party (collectively “Third Party Payments”) in order for Aventis to practice the rights granted hereunder to the Coley Technology without infringing such third party’s rights, Aventis may (i) offset [***********] percent ([***]%) of any such Third Party Payments against the Royalty Payments until the point that the Royalty Payments are reduced by [***********] percent ([**]%) in any Royalty Period and (ii) offset [************] percent ([**]%) of any remaining portion of any such Third Party Payments against the Royalty Payments until the point that the Royalty Payments are reduced by [*****] percent ([**]%) in any Royalty Period. Offsets for any such third party royally payments for Net Sales in a Royalty Quarter may be applied only against Royalty Payments due hereunder for the same Net Sales in the same Royalty Quarter. Offsets for Other Payments to such third parties may be amortized equally over ten (10) years and applied in each corresponding Royalty Quarter until the application of such Other Payments in their entirety. As used herein, “Other Payments” shall mean license issue fees or milestones, but shall specifically exclude equity investments or reimbursements for research and development costs.

Notwithstanding the foregoing, nothing contained in this Section 3.8(a) shall reduce the Royalty Payments otherwise due Coley by more than [*****] percent ([**]%), provided, however, that any Royalty Payment reductions allowed under Section 3.4(a)(v) shall be made prior to determining such [**]% and/or [**]% Royalty Payment floors allowed hereunder.

The Parties acknowledge and agree that in the event either Party terminates this Agreement with respect to one or more indications in the Field pursuant to Section 6.6 (due to an inability to obtain a third party license pursuant to this Section 3.8(a)) and within one (1) year of such termination Coley licenses such indications) to the third party from whom the third party license contemplated in this Section 3.8(a) was not obtained, then Coley shall reimburse Aventis those payments made to Coley by Aventis pursuant to Sections 3.2 and/or 3.3 with respect to that indication/those indications only. Notwithstanding the foregoing, in the event that (i) the asthma indication is terminated and Aventis credits the paid asthma milestone payments to the COPD indication pursuant to Section 6.2(c), and (ii) within one (1) year of such termination of the asthma indication, Coley licenses the asthma indication to the third party from whom the third party license contemplated in this Section 18(a) was not obtained, Coley shall have no obligation to reimburse Aventis such asthma milestone payments.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

The Parties further acknowledge and agree that in the event that (a) Coley obtains the third party license the Parties were unable to obtain pursuant to Section 3.8(a) either (i) within two (2) years of termination of this Agreement in whole pursuant to Section 6.6 or (ii) during the Term in the event of termination of this Agreement with respect to one or more indications in the Field pursuant to Section 6.6, and (b) Coley determines that it is interested in sublicensing such third party license to another party within such two (2) year period in the case of termination of this Agreement in whole or during the Term in the case of termination with respect to one or more indications, then Coley shall notify Aventis of such determination and Aventis shall have a right to elect to re-enter into the Agreement in whole (in the event the Agreement was terminated in whole) or re-include the terminated indication within the Field (in the event of termination with respect to one or more indications), as the case may be (the “Option Right”). Aventis may exercise the Option Right by providing to Coley written notice of its intention to re-enter into the Agreement in whole (in the event the Agreement was terminated in whole) or re-include the terminated indication within the Field (in the event of termination with respect to one or more indications) and returning any payments previously reimbursed to Aventis pursuant to this Section 3.8(a), such notice and repayment to be received by Coley within sixty (60) days of Aventis receiving the above referenced notice from Coley (the “Option Period”). If Aventis does not elect to exercise its Option Right, or fails to exercise the Option Right within the Option Period, Coley shall be free to sublicense such third party license to any third party.

(b) Aventis shall use commercially reasonable efforts, at its sole cost and expense, to obtain and maintain all third party licenses necessary to develop Products in the Field, other than those licenses for which Coley is responsible pursuant to Section 3.8(a), specifically including, without limitation, Patent Rights relating to formulations, propellants, Delivery Methods, delivery devices and/or the manufacture of Immunomodulatory Oligonucleotides and/or Products and/or Patent Rights owned, controlled, or licensed by Aventis Pasteur or its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis.

3.9 Audit of Records.

(a) Coley shall have the right at Coley’s expense, through an independent certified public accounting firm of nationally recognized standing reasonably acceptable to Aventis, to examine those records of Aventis and its Affiliates as may be reasonably necessary solely to confirm the accuracy of the Royalty Reports, during regular business hours during the Term, and for three (3) years after expiration or termination of this Agreement; provided, however, that such examination shall not take place more often than once per Royalty Year and shall not cover such records for more than the preceding three (3) Royalty Years. Such accounting firm shall enter into a confidentiality agreement with Aventis and shall report to Coley only the final audited Royalty Payment amounts to be paid by Aventis.

(b) In the event that any such inspection shows an underreporting or an underpayment in excess of [**************] for any consecutive 12 month period, then Aventis shall pay the reasonable costs of such an examination and in any event shall pay any additional sum, including interest charges (at a rate of [*********************] above LIBOR), shown to be due to Coley. In the event that any such inspections shows an overpayment by Aventis, then Aventis may credit such overpayment against any future amounts due Coley hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(c) In the event that either Party in good faith disputes the conclusion of the accounting firm, or any specific aspect of the conclusion, then such Party shall inform the other Party by written notice within thirty (30) days after receiving the result of the audit containing such conclusion, specifying in detail the reasons for disputing such conclusion. The Parties shall promptly thereafter meet and negotiate in good faith a resolution to such dispute. In the event that the Parties are unable to resolve such dispute within sixty (60) days after such dispute notice is received, the matter shall be resolved in a manner consistent with the procedures set forth in Section 12.3.

3.10 Payment Contact. Aventis shall appoint one representative as the contact for Coley with respect to all payment matters contemplated in this Section 3. The initial representative shall be Mr. Jerry Corbin, US DI & A Controlling.

4. DEVELOPMENT; DILIGENCE OBLIGATIONS; ADVISORY COMMITTEE.

4.1 Diligence Generally. Aventis shall use commercially reasonable efforts consistent with the efforts and resources normally used in good faith and fair dealing for a product of its own discovery of similar market potential at a similar stage in its product life, taking into account the competitiveness of the market place, the proprietary position of the product, the regulatory structure involved, the profitability of the applicable products and other relevant factors) to pursue the development, commercialization, and marketing of the Products in each indication in the Field in the Territory, and to undertake investigations and actions required to obtain appropriate Regulatory Approval. Notwithstanding the foregoing and subject to Sections 2.1(e) and 3.2(a), Aventis shall only be required to pursue the development and commercialization of one Immune Modulator irrespective of the number of Products which are developed therefrom.

4.2 Development and Commercialization Plans. Consistent with Section 4.1, Aventis shall develop and commercialize Products in each indication within the Field in accordance with a development plan (the “Development Plan”) and commercialization plan (the “Commercialization Plan”). Aventis shall prepare and provide Coley with the Development Plan which shall set forth anticipated activities, plans and timelines for the development of Products in the Field, which shall commence upon the execution of this Agreement. The initial Development Plan is attached hereto as Exhibit D, and shall be updated by Aventis at least annually for each Product in the Field. Aventis shall also provide Coley with the Commercialization Plan no later than one (1) year prior to the anticipated First Commercial Sale of any Product, which shall be attached hereto as Exhibit E and shall set forth Projected Annual Net Sales, details of estimated quarterly market shares sufficient to establish forecasts of Significant Competition, anticipated activities, plans and timelines for the commercialization of Products in the Field.

4.3 Development Responsibility. Aventis shall make all decisions with respect to development and commercialization activities with respect to the Immune Modulators and Products, and shall keep the Advisory Committee reasonably informed with respect thereto pursuant to Section 4.5(f).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4.4 Collaboration Manager. Each Party shall appoint one individual who shall serve as such Party’s primary contact with respect to this Agreement and any issues which may arise hereunder (a “Collaboration Manager”). Each Party shall at all times keep the other Party informed of the identity of the Collaboration Manager.

4.5 Advisory Committee.

(a) Formation. The Parties shall form a committee (the “Advisory Committee”) comprised of three (3) named representatives of Coley and three (3) named representatives of Aventis, each of which shall be knowledgeable and experienced with respect to the issues to be discussed by the Advisory Committee from time to time. Such named representatives shall be appointed within thirty (30) days of the Effective Date. Each Party shall be permitted to substitute and/or replace its named representatives from time to time, as it deems appropriate, by providing the other Party with notice thereof In addition, each Party shall be permitted to invite additional participants to meetings of the Advisory Committee on an as- needed basis.

(b) Meetings. The Advisory Committee shall meet quarterly until Phase 3 Clinical Trials are initiated for the first Product in both the allergic rhinitis and the asthma indications. Thereafter, the Advisory Committee shall meet semiannually until the First Commercial Sale of a Product in both the allergic rhinitis and asthma indications, and then annually after the First Commercial Sale of such Products within thirty (30) days after approval of the Commercialization Plan by the Executive Committee of Aventis Pharma each year. In addition, the Advisory Committee may meet at such other times as the members of the Advisory Committee may mutually agree. The place of such meetings shall alternate between the offices of Coley and Aventis, unless otherwise agreed to by the Advisory Committee. The time and form of such meetings, including, without limitation, by videoconference, shall be agreed to by the Advisory Committee. Each Party shall independently bear the expenses of that Party’s participation in such meetings.

(c) Minutes. The Advisory Committee shall keep accurate minutes of its discussions and opinions. At each meeting, the Advisory Committee shall designate a member to act as secretary to prepare draft minutes for such meeting. Draft minutes shall be sent to each member of the Advisory Committee within twenty (20) working days of each meeting. The draft minutes shall be edited by the secretary based on the comments of each member, and the edited draft shall be distributed in advance of the next meeting to each member for review and final approval at that meeting.

(d) Responsibilities. The Advisory Committee shall provide a forum for the exchange of scientific information among the Parties, including a review of Aventis’ progress and on-going activities under the Development Plan and/or Commercialization Plan.

(e) Quorum. A quorum of the Advisory Committee shall consist of at least one Coley member and at least one Aventis member. A quorum of the Advisory Committee shall be present in order for a meeting to take place. No individual Party shall purport to act on behalf of the other Party unless and then only to the extent authorized to do so by the Advisory Committee.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(f) Aventis Reports to the Advisory Committee. Aventis shall keep the Advisory Committee reasonably informed concerning the status of the development, manufacture and commercialization for each Product in the Field and the measures taken to meet the Development Milestones, the Achievement Milestones and the Projected Annual Net Sales. At meetings of the Advisory Committee Aventis shall report with respect to (i) progress and problems to date in the development, manufacture and commercialization of Products in the Field and progress towards meeting the Development Milestones, Achievement Milestones, and Projected Annual Net Sales and (ii) updated information regarding safety and toxicology of any Immune Modulators and/or Products, and shall provide Coley with access to the most current version of the Aventis Manual. In addition, Aventis shall promptly notify the Advisory Committee upon the achievement of a Development Milestone or Achievement Milestone, which such notice shall in all events be in writing and received by Coley within thirty (30) days after such achievement.

(g) Coley Reports to the Advisory Committee. For so long as CpG 7909 is a Selected Immune Modulator, and to the extent not prohibited by any governmental agency or entity, Coley shall keep the Advisory Committee reasonably informed concerning the status of the development, manufacture and commercialization for each product consisting of CpG 7909 in the Biowarfare Indication. At meetings of the Advisory Committee, Coley shall report with respect to (i) progress and problems to date in the development, manufacture and commercialization of products consisting of CpG 7909 in the Biowarfare Indication, and (ii) updated information regarding safety and toxicology of CpG 7909.

4.6 Process for Reviewing Diligence.

(a) Triggers for Review of Aventis’ Diligence. In the event that any of the following events occur, Coley may invoke the process described in Section 4.6(b) below to establish and address whether or not Aventis has been reasonably diligent in its efforts with respect to the development and commercialization of Product in the Field:

(i) Coley is of the opinion that Aventis is not diligently designing any amendments or updates to the Development Plan in a reasonable manner, using the data and cycle times outlined in the CMR Benchmark or other similar compilation of industry standards for similar pharmaceutical products in similar indications using similar methods of delivery each as a guideline where applicable provided that the CMR Benchmark or other compilations contain a reasonable sample size for comparison;

(ii) Aventis is at least four (4) months behind any Planned Development Milestone Achievement Date on Exhibit D, other than with respect to submission and/or launch dates; or

(iii) Aventis is at least fifty percent (50%) below Projected Annual Net Sales in the first year after the First Commercial Sale of a Product in the Field or twenty-five percent (25%) below Projected Annual Net Sales thereafter.

(iv) Notwithstanding the foregoing, in the event the Parties are negotiating in good faith with respect to a sublicense pursuant to Section 2.1(a)(i), the Parties acknowledge and agree that the time period set forth in paragraph (ii) above shall be tolled (i.e. suspended) during such time as the Parties are in such negotiations,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(v) For the purposes of clarity, the events in Section 4.6(a)(i) through (iii) are simply events that Coley may use to invoke the review process but are in no way determinative as to whether Aventis was or was not reasonably diligent in its efforts with respect to the development or commercialization of Product in the Field.

(b) Process. In the event that Coley believes that at least one condition of paragraph (a) is met, Coley may invoke the following process:

(i) Coley shall send written notice to the Advisory Committee specifying in detail why Coley believes Aventis has not been reasonably diligent, and the Advisory Committee shall convene a meeting within seven (7) days of transmittal of such notice. The representatives from the Advisory Committee shall discuss in good faith the issues raised by Coley for a period of not more than fifteen (15) days from the date of Coley’s notice with the goal of determining whether or not Aventis has been reasonably diligent using the standards set forth in Section 4.1, the CMR Benchmark, or other similar compilation of industry standards for similar pharmaceutical products in similar indications using similar methods of delivery, each as guidelines as well as taking into consideration the circumstances of the development, and proposing a cure period and action plan should the Advisory Committee make a finding of a lack of reasonable diligence.

(ii) If the representatives from the Advisory Committee are unable to propose a resolution which is acceptable to the Parties within such fifteen (15) day period, then the representatives of the Advisory Committee shall promptly present the disagreement to the Chief Executive Officer of Coley and the Chief Executive Officer of Aventis, or his/her designated direct report, who shall not be members of the Advisory Committee. Such executives shall meet or discuss by telephone or video conference, or another suitable means, each Party’s view and explain the basis for disagreement and attempt to resolve the dispute.

(iii) If the Chief Executive Officers of Coley and the Chief Executive Officer of Aventis, or his/her designated direct report, are unable to reach an amicable resolution within fifteen (15) days of the matter being referred to them, the Advisory Committee shall establish an independent panel of experts within seven (7) days to render an opinion on whether or not Aventis has been reasonably diligent in its development and/or commercialization efforts using the standards set forth in Section 4.1, the CMR Benchmark, or other similar compilation of industry standards for similar pharmaceutical products in similar indications using similar methods of delivery, each as guidelines as well as taking into consideration the circumstances of the development. The panel of experts shall consist of three (3) expert members, of which each Party shall each select one, and the third shall be selected by the members of the Advisory Committee, provided, however, that each Party shall have one vote on the Advisory Committee for purposes of selecting the third expert. The members of the panel of experts each shall be independent of the Parties and shall be knowledgeable and experienced with respect to the issues to be presented to it. The panel of experts shall meet within fifteen (15) days of being selected and shall render an opinion within thirty (30) days of being selected. Aventis shall provide to the panel of experts all information reasonably necessary to enable the panel of experts to render an

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

opinion. In the event the panel of experts can not agree on an opinion within such thirty (30) day period, the issue shall be referred to the arbitration procedures of Section 12.3. In the event that the panel of experts determines that Aventis has not been reasonably diligent, the panel of experts shall establish a reasonable cure period and action plan within which Aventis may rectify such lack of adequate diligence. Either Party shall have one (1) week from receipt of the opinion of the panel of experts to provide written notice of rejection of such opinion to the other Party, in which case the issue shall be referred to the arbitration procedures of Section 12.3. In the event that neither Party so rejects the opinion (or in the event that the issue is resolved against Aventis pursuant to the arbitration procedures of Section 12.3), Aventis shall rectify the lack of diligence within the cure period established by the panel of experts (or arbitrators, if necessary). In the event Aventis does not rectify the lack of adequate diligence in such time period, Coley shall have the right to immediately terminate this Agreement, in its entirety or with respect to the indication(s) and/or Selected Immune Modulator(s) at issue, at Coley’s sole discretion, upon written notice to Aventis. In the event Aventis disagrees with Coley’s determination that Aventis has not rectified the lack of adequate diligence in such time period, the matter shall be resolved pursuant to Section 12.3.

(iv) The costs and expenses of retaining the experts pursuant to the foregoing paragraph shall be borne by Aventis if the panel of experts determines that Aventis was not reasonably diligent, and by Coley if the panel of experts determines that Aventis was reasonably diligent. In the event that the panel of experts can not agree on an opinion within the allotted thirty (30) days and the issue is therefor referred to the arbitration procedures of Section 12.3, the Party against whom the arbitrators finally find shall pay such costs and expenses of retaining the experts.

4.7 Regulatory Approvals. Aventis shall use commercially reasonable efforts to submit registration dossiers to the relevant Regulatory Authorities with respect to all necessary Regulatory Approvals in the Territory.

(a) Aventis shall have the sole right to obtain Regulatory Approvals, which shall be held by and in the name of Aventis, and Aventis shall own all submissions and Data in connection therewith.

(b) All formulary or marketing approvals shall also be obtained by and in the name of Aventis, and Aventis will be the principal interface and will otherwise handle all interactions with Regulatory Authorities concerning any Products including, to the extent legally possible, being the sole contact with such Regulatory Authorities, subject to the rights of Coley under this Section 4.7. Coley shall have full access to and the right to reference any NDAs and/or their foreign equivalent based on CpG 7909 owned by Aventis, its Affiliates, and/or its approved sublicensee or any third party filing such NDAs and/or their foreign equivalent on behalf of Aventis, its Affiliates, or its approved sublicensee, and Aventis shall have full access to and the right to reference any NDAs and/or their foreign equivalent for CpG 7909 owned by Coley or its Affiliates and for CpG 7909 in the Biowarfare Indication owned by its approved sublicensees or any third party filing such NDAs and/or their foreign equivalent on behalf of Coley, provided, however, that such rights are subject to the prior written consent of the party owning the NDA or foreign equivalent as the case may be and any information contained therein. In the event that a Party is the owner of such NDA or foreign equivalent as the case may be or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

information contained therein, such Party shall not unreasonably withhold or delay consent. In the event that a third party is the owner of such NDA or foreign equivalent or information contained therein, the Parties agree to reasonably cooperate to obtain such necessary third party consents. Notwithstanding the foregoing, the rights granted to a Party to access and reference any NDAs and/or their foreign equivalent, as contemplated herein, shall not extend to such Party’s sublicensees, without the prior written consent of the party owning the NDA or foreign equivalent, such consent to be at the sole discretion of such owning party.

(c) To the extent not prohibited by law or regulation, Coley shall have right to have one (1) representative participate in all material meetings between Aventis and any Regulatory Authority with respect to Products.

(i) To the extent possible, Aventis will provide Coley, at least five (5) business days before any such meeting, with copies of all documents, correspondence and other materials which are relevant to the matters to be addressed at any such meeting.

(ii) Aventis will also provide Coley with access to all exchanges of material correspondence related to activities conducted pursuant to this Agreement with any Regulatory Authority.

(iii) Notwithstanding the foregoing, Aventis will have sole discretion as to the regulatory strategy and decision-making for any Product.

(d) Aventis shall be responsible for obtaining all pricing and reimbursement approvals in all countries in the Territory in which Products shall be sold.

5. TRANSFER AND SUPPLY OF MATERIALS.

5.1 Transfer of Materials.

(a) Immune Modulators are Proprietary. Aventis acknowledges and agrees that CpG 7909 and CpG 7279 are proprietary to and owned by Coley and that it has no ownership rights in the foregoing. Aventis further acknowledges and agrees that the Immune Modulators may be the subject of one or more claims in the Coley Patent Rights.

(b) Use and Transfer. With respect to the Immune Modulators and/or other Immunomodulatory Oligonucleotides, Owned or Controlled by Coley or Proprietary to Coley (and specifically excluding Non-CpG Containing antisense Oligonucleotides), unless Coley has given prior written approval, Aventis acknowledges and agrees that it shall not at any time during the Term or thereafter:

(i) use (A) such Immune Modulators and/or (B) other Immunomodulatory Oligonucleotides, Owned or Controlled by Coley or Proprietary to Coley (and specifically excluding Non-CpG Containing antisense Oligonucleotides), including any uses, improvements, modifications, sequence information, structural information, discovery methods, screening assays, methods of use, derivatives, fragments, metabolites, analogs, or homologs thereof that are developed by or on behalf of Aventis using the Coley Technology and are derived from (A) or (B) above, for any purpose other than the purposes as set forth in this Agreement;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii) except as otherwise expressly set forth in this Agreement, distribute, transfer, or provide access to (A) such Immune Modulators or (B) other Immunomodulatory Oligonucleotides, Owned or Controlled by Coley or Proprietary to Coley (and specifically excluding Non-CpG Containing antisense Oligonucleotides), including any uses, improvements, modifications, sequence information, structural information, discovery methods, screening assays, methods of use, derivatives, fragments, metabolites, analogs, or homologs thereof that are developed by or on behalf of Aventis using the Coley Technology and are derived from (A) or (B) above, to any third party (including, without limitation, Aventis Pasteur and its subsidiaries);

(iii) alter or in any way modify any DNA sequence in (A) such Immune Modulators or (B) other Immunomodulatory Oligonucleotides, Owned or Controlled by Coley or Proprietary to Coley (and specifically excluding Non-CpG Containing antisense Oligonucleotides), including any uses, improvements, modifications, derivatives, fragments, metabolites, analogs, or homologs thereof that are developed by or on behalf of Aventis using the Coley Technology and are derived from (A) or (B) above;

(iv) seek to obtain intellectual property protection for (A) such Immune Modulators (other than the Aventis Immune Modulator Patent Rights) or (B) other Immunomodulatory Oligonucleotides, Owned or Controlled by Coley or Proprietary to Coley (and specifically excluding Non-CpG Containing antisense Oligonucleotides), including any uses, improvements, modifications, sequence information, structural information, discovery methods, screening assays, methods of use (except as expressly provided for in Section 7 of this Agreement), derivatives, fragments, metabolites, analogs, or homologs thereof that are developed by or on behalf of Aventis using the Coley Technology and are derived from (A) or (B) above; or

(v) except as otherwise expressly provided elsewhere in this Agreement, use (A) such Immune Modulators or (B) other Immunomodulatory Oligonucleotides, Owned or Controlled by Coley or Proprietary to Coley (and specifically excluding Non-CpG Containing antisense Oligonucleotides), including any improvements, modifications, sequence information, structural information, discovery methods, screening assays, methods of use, derivatives, fragments, metabolites, analogs, or homologs thereof that are developed by or on behalf of Aventis using the Coley Technology and are derived from (A) or (B) above to enable Aventis or third parties (including, without limitation, Aventis Pasteur and its subsidiaries) to design, develop or produce Immunomodulatory Oligonucleotides and/or immunomodulatory molecules.

(vi) In the event Aventis at any time fails to comply with the restrictions set forth in this Section 5.1(b), in addition to any other remedies Coley may have in law or in equity, (i) in those countries other than the countries of the EEA and the EC Associated Countries, the licenses granted to Aventis pursuant to Section 2 shall become non-exclusive, and Aventis agrees to assign, and hereby assigns to Coley all right, title, and interest in and to any and all information, data, results, discoveries, assays, and inventions arising from such prohibited

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

use; and (ii) in the countries of the EEA and the EC Associated Countries, the licenses granted to Aventis pursuant to Section 2 shall become non-exclusive and Aventis hereby grants and shall grant to Coley (a) a non-exclusive, royalty-free, fully paid-up, perpetual right and license (with the right to sublicense) in and to any and all information, data, results, discoveries, assays, and inventions arising from such prohibited use to the extent that the foregoing are either not improvements to the Coley Technology or are severable improvements to the Coley Technology (other than severable improvements to the Coley Technology subject to (c) of this Section 5.1(b)(vi)(ii)); (b) an exclusive, royalty-free, fully paid-up right and license, with the right to sublicense) in and to any and all information, data, results, discoveries, assays, and inventions arising from such prohibited use to the extent that the foregoing are non-severable improvements to the Coley Technology; and/or (c) a co-exclusive (with Aventis) royalty-free, fully paid-up right ands license (with the right to sublicense) to any and all information, data, results, discoveries, assays, and inventions arising from such prohibited use to the extent that the foregoing are severable improvements to the Coley Technology which can not be licensed to third parties without disclosing Coley Know-How to such third parties.

(c) No implied License. Except as herein provided, no other license, express or implied, is granted by Coley to Aventis by transfer of the Immune Modulators or other Immunomodulatory Oligonucleotides to Aventis.

(d) Additional Restrictions. Aventis agrees to permit access to the Immune Modulators or other Immunomodulatory Oligonucleotides, Owned or Controlled by Coley, or Proprietary to Coley (and specifically excluding Non-CpG Containing antisense Oligonucleotides) only to employees of Aventis or other third parties (but specifically excluding Aventis Pasteur and its subsidiaries) so authorized to participate in the activities required to effectuate the provisions of this Agreement as contemplated by this Agreement. Aventis agrees that it shall inform such persons of the confidential nature of such Immune Modulators, and any Coley Technology, and to take all reasonable precautions to observe that all such employees and/or third parties preserve the Confidential Information of Coley.

(e) Compliance with Law. Each Party agrees to comply with all laws and regulations applicable to the use, storage, disposal, and transfer of Immune Modulators. Each Party assumes sole responsibility for any violation of such laws or regulations by such Party or any of its Affiliates.

5.2 Manufacture of Immune Modulators; Regulatory Filings and Manufacturing Information. The Parties acknowledge and agree that a Party may manufacture or have manufactured by any third party (other than Aventis Pasteur and its subsidiaries) Immune Modulators and/or Immunomodulatory Oligonucleotides for itself or request that the other Party manufacture or have manufactured by any third party (other than Aventis Pasteur and its subsidiaries) Immune Modulators and/or Immunomodulatory Oligonucleotides for such requesting Party (which such request shall create no obligation on the other Party except as expressly provided in this Agreement). Furthermore, the Parties acknowledge and agree that if a Party does not manufacture or have manufactured Immune Modulators and/or Immunomodulatory Oligonucleotides for the other Party, then each Party shall use reasonable efforts not to hinder the other Party in the manufacture of Immune Modulators and/or Immunomodulatory Oligonucleotides. In furtherance thereto, the Parties agree as follows:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(a) Supply by Coley. In the event that the Parties agree that Coley shall manufacture Immune Modulators or other Immunomodulatory Oligonucleotides for Aventis, the Parties shall negotiate in good faith a separate supply agreement, which shall contain commercially reasonable terms and conditions. In the event that the Parties agree that Coley shall transfer Immune Modulators or other Immunomodulatory Oligonucleotides to Aventis prior to the negotiation of such a supply agreement, Aventis shall purchase such Immune Modulators or other Immunomodulatory Oligonucleotides at a commercially reasonable agreed upon price.

The Parties acknowledge that Coley has supplied Aventis with [***] grams of Immune Modulators as of December 13, 2001. In consideration thereof, Aventis shall make a non-refundable, non-creditable payment of $[******] to Coley within thirty (30) days of invoice from Coley.

(b) Supply by Aventis. In the event that the Parties agree that Aventis shall manufacture Immune Modulators or other Immunomodulatory Oligonucleotides for Coley, the Parties shall negotiate in good faith a separate supply agreement, which shall contain commercially reasonable terms and conditions. In the event that the Parties agree that Aventis shall transfer Immune Modulators or other Immunomodulatory Oligonucleotides to Coley prior to the negotiation of such a supply agreement, Coley shall purchase such Immune Modulators or other Immunomodulatory Oligonucleotides at a commercially reasonable agreed upon price.

(c) Third Party Suppliers. Each Party shall keep the other Party informed as to the identity of any third party manufacturers used by such Party for the supply of CpG 7909. In the event that that Parties are utilizing the same third party manufacturer for supplies of CpG 7909, the Parties agree to cooperate to ensure that (i) each Party may obtain reasonable quantities of CpG 7909 from such third party manufacturer, and (ii) such third party manufacturer is using the same manufacturing and purification process procedures and is complying with the same CpG 7909 Specifications with respect to the manufacture of CpG 7909 for both Parties, with the exception of those specifications which relate directly to formulations or modes of delivery and do not otherwise influence the quality or purity of CpG 7909.

(d) Manufacturing Information. During the Term, each Party shall share with the other Party information regarding Immune Modulator Specifications as such Immune Modulator Specifications may be revised or updated from time to time, which such Immune Modulator Specifications shall be considered Confidential Information. The Parties shall consult with each other prior to (i) making any filing related to the manufacture of Immune Modulators and/or Products with the FDA or other Regulatory Authority, and/or (ii) making any submission relating to Immune Modulators and/or Products for inclusion in a pharmacopeia. In the event that one Party manufactures or has manufactured CpG 7909 and uses information and/or intellectual property rights which result in changes to the CpG 7909 Specifications, and as a result, the other Party is unable to obtain or manufacture reasonable quantities of CpG 7909 in compliance with specifications that could reasonably be mandated by a Regulatory Authority, or one Party manufactures or has manufactured Immune Modulators and/or other Immunomodulatory Oligonucleotides other than CpG 7909 and uses information and/or intellectual property rights which result in a Regulatory Authority mandating changes to any Immunomodulatory Oligonucleotide Specifications, and as a result, the other Party is unable to obtain or manufacture reasonable quantities of Immune Modulators and/or other

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Immunomodulatory Oligonucleotides in compliance with the mandate by such Regulatory Authority, such Party shall either (i) provide the other Party with a license on commercially reasonable terms to the necessary information and/or intellectual property rights to manufacture Immune Modulators and/or other Immunomodulatory Oligonucleotides in compliance with such Immune Modulator Specifications and/or Immunomodulatory Oligonucleotide Specifications, as applicable, or (ii) manufacture or have manufactured reasonable quantities of such Immune Modulators and/or other Immunomodulatory Oligonucleotides for the other Party (to the extent such Party’s manufacturing and purification process procedures allow) in accordance with paragraphs (a) or (b) above as the case may be. Notwithstanding the foregoing, in the event a Party has a third party manufacture Immune Modulators and/or Immunomodulatory Oligonucleotides on its behalf, the obligations of such Party in (i) and (ii) above shall only apply to the extent the third party consented to such license (in the event the information and/or intellectual property is owned or controlled by such third party) and/or manufacturing obligations, provided, however, that such Party shall use commercially reasonable efforts to obtain such third party consent, including, without limitation, when negotiating future third party manufacturing agreements. The Parties acknowledge and agree that in the event that one Party provides a license to the other Party pursuant to this Section 5.2(d), such receiving Party shall not be entitled to sublicense to any third party such licensed information, without the prior written consent of the other Party.

(e) Manufacturing Upon Termination. Upon expiration of this Agreement or upon termination of this Agreement by Aventis pursuant to Section 6.2 or by Coley pursuant to Sections 6.3, 6.4(a) or (c) or 6.6 (due to a failure to obtain third party licenses pursuant to Section 3.8(b)), and Aventis manufactured or had manufactured Immunomodulatory Oligonucleotides during the Term and used information and/or intellectual property rights which resulted in changes to the Immunomodulatory Oligonucleotide Specifications, and as a result, Coley is unable to obtain or manufacture reasonable quantities of Immunomodulatory Oligonucleotides in compliance with specifications that were mandated by a Regulatory Authority during the Term, Aventis shall, on commercially reasonable terms, either (i) provide Coley with a license to the necessary information and/or intellectual property rights to manufacture Immunomodulatory Oligonucleotides in compliance with such Immunomodulatory Oligonucleotide Specifications in existence as of the termination date, or (ii) manufacture or have manufactured reasonable quantities of such Immunomodulatory Oligonucleotides for Coley in compliance with such Immunomodulatory Oligonucleotide Specifications in existence as of the termination date. Notwithstanding the foregoing, in the event Aventis has a third party manufacture Immune Modulators and/or Immunomodulatory Oligonucleotides on its behalf, the obligations of Aventis in (i) and (ii) above shall only apply to the extent the third party consented to such license (in the event the information and/or intellectual property is owned or controlled by such third party) and/or manufacturing obligation, provided, however, that Aventis shall use commercially reasonable efforts to obtain such third party consent, including, without limitation, when negotiating future third party manufacturing agreements. The Parties acknowledge and agree that in the event that Aventis provides a license to Coley pursuant to this Section 5.2(e), Coley shall not be entitled to sublicense to any third party such licensed information, without the prior written consent of Aventis.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6. TERM AND TERMINATION.

6.1 Term. The term of this Agreement will be determined on a country-by-country and Product-by-Product basis. The term shall begin on the Effective Date, and (unless earlier terminated pursuant to this Section 6) shall expire on the later to occur of: (a) expiration of the last to expire Valid Claim of the Coley Patent Rights, Joint Patent Rights or Aventis Immune Modulator Patent Rights covering the Product in such country; or (b) ten (10) years after the First Commercial Sale of the Product in such country, provided, however, that with respect to any country of the EEA, the First Commercial Sale of a Product in such country shall be deemed to occur on the date of the First Commercial Sale of such Product in any country of the EEA (the “Term”).

6.2 Termination By Aventis.

(a) Following consultation with Coley, Aventis may terminate this Agreement, in whole or with respect to one or more indications in the Field, due to material scientific, regulatory, legal (including intellectual property other than as set forth in Section 6.6), medical, or commercial considerations that make it commercially unreasonable, for Aventis to develop or commercialize Products in the Field, upon one hundred and twenty (120) days written notice to Coley, which one hundred and twenty (120) days written notice Coley may waive at its sole discretion; provided, however, Aventis shall not incur any milestone payments or have any diligence requirements (other than the orderly return of the Coley Technology pursuant to Section 6.8(c)(i)) during such 120-day period.

(b) Aventis may terminate this Agreement, in whole or with respect to one or more indications within the Field, without cause upon one hundred eighty (180) days prior written notice to Coley, which one hundred eighty (180) day notice Coley may waive at its sole discretion; provided, however, Aventis shall be required to pay for any milestone payments otherwise payable during such 180-day period, other than the $[*******] payable pursuant to Section 3.2(b).

(c) Notwithstanding the foregoing, in the event that Aventis elects to terminate this Agreement with respect to the asthma indication or the asthma indication is otherwise terminated in accordance with the terms of this Agreement, Aventis may maintain the COPD indication, provided that all milestones that have not yet been paid for the asthma indication will be converted to milestones to be paid by Aventis upon its achievement of the same milestones for the COPD indication. If Aventis elects not to convert such milestones, then Aventis’ rights with respect to the COPD indication shall automatically terminate.

(d) In addition to any other means of termination otherwise provided for in this Agreement, the licenses granted to Aventis hereunder may be terminated by Aventis with respect to any Selected Immune Modulator(s) pursuant to the provisions of Section 2.1(b).

(e) In addition to and notwithstanding the provisions of Section 9.3(b), Aventis may terminate this Agreement, in whole or with respect to one or more indications within the Field, in the event that Coley challenges (i) the secrecy or substantiality of the Aventis Know-How licensed to Coley hereunder, or (ii) the validity of the Aventis Patent Rights licensed

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

to Coley hereunder (other than in defense of an action for infringement of an Aventis Patent Right or in defense of an action for breach of contract wherein such alleged breach directly relates to issues of invalidity or infringement).

6.3 Termination by Either Party. Either Party shall have the following termination rights.

(a) Termination for Non-Payment. At any time during the Term upon written notice to the other Party, either Party shall have the right to terminate this Agreement in whole or with respect to one or more indications within the Field and/or one or more Immune Modulators for non-payment of any kind as and when due in accordance with the terms and procedures set forth in this Agreement and the other Party has not cured such breach within five (5) business days of receipt of such notice.

(b) Termination for Material Breach. Upon a material breach of this Agreement by either Party (other than a lack of diligence by Aventis pursuant to Section 4.6), the non-breaching Party may provide written notice to the breaching Party specifying the material breach. If the breaching Party fails to cure the material breach during such sixty (60) day period following the date on which the notice of breach is provided, then the non-breaching Party shall have the right to terminate this Agreement in whole or with respect to one or more indications within the Field and/or one or more Immune Modulators.

(c) Termination for Bankruptcy or Insolvent. Either Party shall have the right to terminate this Agreement in whole or with respect to one or more indications within the Field and/or one or more Immune Modulators at any time during the Term, if the other Party becomes insolvent or is subject of a petition in bankruptcy whether voluntary or involuntary or of any other proceeding under bankruptcy or insolvency, including, without limitation, a reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the such Party, or in the event a receiver or custodian is appointed for such Party’s business or a substantial portion of such Party’s business is subject to attachment or similar process; provided, however, in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within sixty (60) days after the filing thereof

(d) Termination in Part. In the event that either Party elects to terminate this Agreement in part pursuant to the provisions of this Section 6.3, such terminating Party may only terminate with respect to the indication(s) within the Field and/or the Immune Modulator(s) at issue that gave rise to such termination right.

6.4	Termination by Coley.

(a) Coley may terminate this Agreement in whole or with respect to one or more indications within the Field and/or one or more Immune Modulators for Aventis’ lack of diligence pursuant to the provisions of Section 4.6. In the event that Coley elects to terminate this Agreement in part pursuant to the provisions of this Section 6.4(a), Coley may only terminate with respect to the indication(s) within the Field and/or the Immune Modulator(s) at issue that gave rise to such termination right.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) In addition to any other means of termination otherwise provided for in this Agreement, the licenses granted to Aventis hereunder may be terminated by Coley with respect to CpG 7909 and/or CpG 7279 pursuant to the provisions of Section 2.1(e).

(c) In addition to and notwithstanding the provisions of Section 9.2(b), Coley may terminate this Agreement, in whole or with respect to one or more indications within the Field, in the event that Aventis challenges: (i) the secrecy or substantiality of the Coley Know-How licensed to Aventis hereunder, or (ii) the validity of the Coley Patent Rights licensed to Aventis hereunder (other than in defense of an action for infringement of a Coley Patent Right or in defense of an action for breach of contract wherein such alleged breach directly relates to issues of invalidity or infringement).

6.5 [Intentionally Left Blank]

6.6 Termination for Failure to obtain Third Party License. Either Party may terminate this Agreement in whole or with respect to one or more indications within the Field and/or one or more Immune Modulators if the Parties are unable to obtain a third party license on commercially reasonable terms pursuant to Section 3.8(a) or if Aventis is unable to obtain a third party license on commercially reasonable terms pursuant to Section 38(b). In the event that a Party elects to terminate this Agreement in part pursuant to the provisions of this Section 6.6, such Party may only terminate with respect to the indication(s) within the Field and/or the Immune Modulator(s) for which such third party license is not available. In the event that a Party elects to terminate pursuant to this Section 6.6, it shall provide the other Party with thirty (30) days advance written notice.

6.7 Termination for Failure to Perform Pursuant to the Screening Agreement. In the event the Screening Agreement is terminated by Aventis pursuant to Section 7.3 of the Screening Agreement, Aventis may terminate this Agreement by providing Coley with sixty (60) days advance written notice at any time within sixty (60) days of the termination of the Screening Agreement, which such notice may be waived by Coley.

6.8 Effects of Expiration or Termination.

(a) Obligations Survive.

(i) If this Agreement expires or is terminated in whole by Coley pursuant to Section 6.3, 6.4 or 6.6 or by Aventis pursuant to Section 6.2 or 6.6, such expiration or termination shall not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 3 (for payments due as of the date of such expiration or termination), 3.8(a) (with respect to Aventis’ Option Right), 5.1(b), 5.2(c) (but only in the event of expiration) 5.2(e), 6, 7.4(f)-(j), 7.9, 7.10, 7.11, 7.12, 9, 10, 11, and 12 shall survive the expiration or termination of the Agreement.

(ii) If this Agreement is terminated in whole by Aventis pursuant to Section 6.3 or 6.7, such termination shall not relieve the Parties of any obligation accruing prior

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

to such expiration or termination, and the provisions of Sections 3 (for payments due as of the date of such expiration or termination), 5.1(b), 5.2(e), 6, 7.4(f)-(j), 7.9, 7.10, 7.11, 7.12, 9, 10, 11, and 12 shall survive the expiration or termination of the Agreement.

(iii) Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including the obligation to make payments for a Product sold prior to such expiration or termination.

(b) Rights Upon Expiration. Except as otherwise provided in this Agreement, upon expiration of this Agreement:

(i) the rights granted to Aventis pursuant to Section 2.1 shall become non-exclusive, fully paid-up and royalty-free, and

(ii) the rights granted to Coley pursuant to Section 2.3 shall survive.

(c) Rights Upon Termination

(i) If this Agreement is terminated in whole by Coley pursuant to Sections 6.3 (a) through (c), 6.4(a) or (c), or 6.6 (due to an inability to obtain a third party license pursuant to Section 3.8(a) or (b)), or by Aventis pursuant to Sections 6.2(a), 6.2(b) or 6.6:

(1) Aventis shall, at Coley’s election, promptly return or destroy any (A) unused Immune Modulators and/or (B) other Immunomodulatory Oligonucleotides, Owned or Controlled by Coley or Proprietary to Coley (and specifically excluding Non-CpG Containing antisense Oligonucleotides), including any improvements, modifications, derivatives, fragments, metabolites, analogs, or homologs thereof that are developed by or on behalf of Aventis using the Coley Technology and are derived from (A) or (B) above;

(2) In those countries other than the countries of the EEA and the EC Associated Countries (and subject to Section 6.8(c)(i)(2)(f) below), Aventis shall assign to Coley and Coley shall have all rights with respect to (i) any and all Aventis Know-How to the extent that it is directed to Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley (“Coley Assigned Know-How”), and (ii) any and all Aventis Patent Rights that are patents or patent applications containing only claims specifically directed to Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley (“Coley Assigned Patent Rights”).

a. The Coley Assigned Patent Rights and Coley Assigned Know-How (together, the “Coley Assigned Technology”) shall include, without limitation:

i. Aventis Patent Rights that are patents or patent applications containing only claims specifically directed to the Immune Modulators and/or other Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley (including any derivatives, fragments, metabolites, analogs, homologs, improvements, or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

modifications thereof that are developed by or on behalf of Aventis using the Coley Technology and are derived from such Immune Modulators and/or such other Immunomodulatory Oligonucleotides);

ii. Aventis Know-How to the extent that it is directed to the Immune Modulators and/or other Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley (including any derivatives, fragments, metabolites, analogs, homologs, improvements, or modifications thereof that are developed by or on behalf of Aventis using the Coley Technology and are derived from such Immune Modulators and/or such other Immunomodulatory Oligonucleotides);

iii. Aventis Know-How to the extent that it is directed to such Immune Modulators and/or other Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley including Aventis Know-How directed to or covering formulations, propellants, Delivery Methods, and/or delivery devices; and

iv. Aventis Patent Rights that are patents or patent applications containing only claims specifically directed to Immune Modulators and/or other Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley including claims directed to or covering formulations, propellants, Delivery Methods and/or delivery devices.

b. Coley shall grant to Aventis an exclusive, fully- paid, royalty-free, world-wide, sublicensable, perpetual, irrevocable right and license under such Coley Assigned Technology to research, develop, make, have made, use, sell, have sold, offer for sale and import products other than products incorporating or otherwise utilizing the Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley or Proprietary to Aventis and Coley.

c. To the extent not exclusively licensed to Aventis in the above Section 6.8(c)(i)(2)(b), Coley shall grant to Aventis a co-exclusive (with Coley), fully-paid, royalty-free, world-wide, sublicensable, perpetual, irrevocable right and license under such Coley Assigned Technology to research, develop, make, have made, use, sell, have sold, offer for sale and import products incorporating or otherwise utilizing the Immunomodulatory Oligonucleotides Owned or Controlled by Coley and Owned or Controlled by Aventis or Proprietary to Aventis and Coley.

d. Upon assignment, Coley shall be responsible for and pay all further costs and expenses for the preparation, filing, prosecution (including interparties proceedings such as interferences), issuance, and maintenance (including Patent Office interparties proceedings such as oppositions) of the Coley Assigned Technology including any and all regulatory filings assigned pursuant to Section 6.8(c)(i)(2)(e).

e. Aventis shall assign to Coley and Coley shall have all rights with respect to any and all Data and INDs, NDAs and other regulatory filings each of the foregoing as solely directed to the Coley Assigned Technology.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

f. Aventis’ obligations to assign to Coley the Coley Assigned Technology herein shall be subject to bona fide third party rights either (i) existing as of the Effective Date or (ii) arising during the Term (A) with the prior written consent of Coley, which such consent shall not be unreasonably withheld or delayed, provided, however that in the event such assignment reasonably could have a material adverse effect on Coley, such consent shall be in Coley’s sole discretion, or (B) as a result of a court order, or (C) with respect to Aventis Technology which is in-licensed by Aventis from a third party without the right of assignment.

(3) In those countries other than the countries of the EEA and the EC Associated Countries, in the event that (i) the Aventis Patent Rights include a patent or patent application that contains at least one claim that is not specifically directed to an Immunomodulatory Oligonucleotide Owned or Controlled by Coley or Proprietary to Coley or (ii) certain Aventis Technology otherwise assignable to Coley pursuant to Section 6.8(c)(i)(2) above is not assigned to Coley due to bona fide third party rights identified in Section 6.8(c)(i)(2)(f), then in either case (and subject to Section 6.8(c)(i)(3)(a) below), Aventis shall grant to Coley an exclusive, fully-paid, royalty-free, perpetual, irrevocable, worldwide, sublicensable right and license under such Aventis Technology to the extent necessary for Coley to research, develop, make, have made, use, sell, have sold, offer for sale, and import products incorporating or otherwise utilizing such Immunomodulatory Oligonucleotides Owned or Controlled by Coley (and not Owned or Controlled by Aventis) or Proprietary to Coley (including any derivatives, fragments, metabolites, analogs, homologs, improvements, or modifications thereof that are developed by or on behalf of Aventis using the Coley Technology and are derived from such Immune Modulators and/or Immunomodulatory Oligonucleotides Owned or Controlled by Coley and not Owned or Controlled by Aventis, or Proprietary to Coley), in connection with such Aventis Technology (“Coley Exclusively Licensed Technology”). The exclusive license granted herein shall not apply to delivery devices to the extent such delivery devices are not covered by Aventis intellectual property other than Aventis Technology.

a. Aventis’ obligations to grant to Coley the exclusive license to the Coley Exclusively Licensed Technology herein shall be subject to bona fide third party rights either (i) existing as of the Effective Date or (ii) arising during the Term (A) with the prior written consent of Coley, which such consent shall be in. Coley’s sole discretion, or (B) as a result of a court order, or (C) with respect to Aventis Technology which is in-licensed by Aventis from a third party without the right to sublicense.

(4) In those countries other than the countries of the EEA and the EC Associated Countries, in the event that (i) the Aventis Patent Rights include a patent or patent application that contains at least one claim that is not specifically directed to an Immunomodulatory Oligonucleotide Owned or Controlled by Coley or Proprietary to Coley or (ii) certain Aventis Technology otherwise assignable to Coley pursuant to Section 6.8(c)(i)(2) above is not assigned to Coley due to bona fide third party rights identified in Section 6.8(c)(i)(2)(f), then in either case (and subject to Section 6.8(c)(i)(4)(a) below), Aventis shall grant to Coley a co-exclusive (with Aventis), fully-paid, royalty-free, world-wide, sublicensable, perpetual, irrevocable right and license under such Aventis Technology to research, develop, make, have made, use, sell, have sold, offer for sale and import products incorporating or otherwise utilizing Immunomodulatory Oligonucleotides Owned or Controlled by Coley and Owned or Controlled by Aventis, or Proprietary to Aventis and Coley.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

a. Aventis’ obligations to grant to Coley the co-exclusive license herein shall be subject to bona fide third party rights either (i) existing as of the Effective Date or (ii) arising during the Term (A) with the prior written consent of Coley, which such consent shall be in Coley’s sole discretion, or (B) as a result of a court order, or (C) with respect to Aventis Technology which is in-licensed by Aventis from a third party without the right to sublicense.

(5) In those countries of the EEA and the EC Associated Countries, Aventis agrees to shall grant to Coley:

a. a non-exclusive, royalty-free, fully paid-up right and license, with the right to grant sublicenses, to any and all Aventis Technology which are either not improvements to the Coley Technology or are severable improvements to the Coley Technology (other than severable improvements to the Coley Technology subject to 6.8(c)(i)(5)(c) below, and are directed to Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley to research, develop, make, have made, use, sell, have sold, offer for sale, and import products incorporating or otherwise utilizing such Immunomodulatory Oligonucleotides in connection with such Aventis Technology;

b. an exclusive, royalty-free fully paid-up right and license, with the right to grant sublicenses, to any and all Aventis Technology which are non-severable improvements to the Coley Technology and are directed to Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley or Proprietary to Aventis and Coley to research, develop, make, have made, use, sell, have sold, offer for sale, and import products incorporating or otherwise utilizing such Immunomodulatory Oligonucleotides in connection with such Aventis Technology; and/or

c. a co-exclusive (with Aventis), royalty-free, fully paid-up right and license, with the right to grant sublicenses, to any and all Aventis Technology which are severable improvements to the Coley Technology but which can not be licensed to third parties without disclosing Coley Know-How to such third parties and are directed to Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley to research, develop, make, have made, use, sell, have sold, offer for sale, and import products incorporating or otherwise utilizing such Immunomodulatory Oligonucleotides in connection with such Aventis Technology.

(6) Subject to any bona fide third party rights, Coley shall have the right to obtain a non-exclusive license on commercially reasonable terms to be negotiated by the Parties, to any Aventis intellectual property (to the extent such Aventis intellectual property is not assigned or licensed above), Data, NDAs and other regulatory filings in each case in existence as of the effective date of termination to the extent necessary for Coley to develop, make, have made, use, sell, have sold, offer for sale, and import Products in development or in existence as of the effective date of termination provided that Coley may substitute the Immune Modulator in such Products with any of the other Selected Immune Modulators. The Parties shall in good faith negotiate such a license within one hundred and twenty (120) days of the termination date.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(7) Patent Prosecution: Each Party shall diligently prosecute and maintain the Patent Rights licensed to the other Party (including, without limitation, the Coley Assigned Patent Rights licensed to Aventis) upon termination pursuant to Sections 6.8(c)(i)(2), 6.8(c)(i)(3), and/or 6.8(c)(i)(4) using counsel of its choice. With respect to such licensed Patent Rights upon termination, the following provisions shall apply:

a. Each Party shall promptly provide the other Party with copies of all material documentation received from and transmitted to each patent office so that the other Party may be informed and appraised of the continuing prosecution and be provided a reasonable opportunity to comment upon any such documents prior to submission to any patent office, which comments shall be reasonably and in good faith taken into account by the other Party. The Parties agrees to keep this documentation confidential. Neither Party shall abandon any of the Patent Rights licensed under Sections 6.8(c)(i)(2), 6.8(c)(i)(3) or 6.8(c)(i)(4) without first consulting the other Party.

b. The prosecuting Party shall be responsible for and pay all costs and expenses incurred by such prosecuting Party for the preparation, filing, prosecution (including interparties proceedings such as interferences), issuance, and maintenance (including patent office interparties proceedings such as oppositions) of such Patent Rights. If the prosecuting Party intends to discontinue paying the patent costs associated with any particular patent or patent application, then the other Party shall have the right to support the continued prosecution or maintenance of such patents or patent applications.

c. Each Party shall be entitled to initiate and control the enforcement of such Patent Rights in its own name in the area of exclusivity. In exercising these responsibilities, the acting Party, if it deems it appropriate in its reasonable commercial judgment, shall promptly contact alleged third party infringers and take all reasonable steps to persuade such third parties to desist from infringing such Patent Rights, including initiating and prosecuting an infringement action if necessary, or defending a challenge by a third party to the validity of such Patent Rights. The acting Party also shall notify the other Party of each instance of alleged infringement and shall keep the other Party informed of all stages of the enforcement of such Patent Rights. If the acting Party brings any such action or proceeding, the other Party may be joined as a party plaintiff if necessary for the action or proceeding to proceed and, in case of joining, the other Party agrees to give the acting Party reasonable assistance and authority to file and to prosecute such suit at the acting Party’s sole expense. The non-acting Party may join the litigation using counsel of its choice at its own expense. All costs of any action to enforce or defend such Patent Rights incurred by the acting Party shall be borne by the acting Party. All recoveries shall be retained by the acting Party after repayment of expenses of both Parties. No settlement, consent judgment or other voluntary final disposition of the suit which may materially impact the licensor’s rights in such Patent Rights may be entered into without the consent of the licensor, which consent shall not be withheld or delayed unreasonably.

d. The licensor shall be entitled to initiate and control the enforcement of such Patent Rights in its own name outside the area of exclusivity. In

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

exercising these responsibilities, the licensor, if it deems it appropriate in its reasonable commercial judgment, shall promptly contact alleged third party infringers and take all reasonable steps to persuade such third parties to desist from infringing such Patent Rights, including initiating and prosecuting an infringement action if necessary, or defending a challenge by a third party to the validity of such Patent Rights. The licensor also shall notify the other Party of each instance of alleged infringement and shall keep the other Party informed of all stages of enforcement of such Patent Rights. If the licensor brings any such action or proceeding, the other Party may be joined as a party plaintiff if necessary for the action or proceeding to proceed and, in case of joining, the other Party agrees to give the licensor reasonable assistance and authority to file and to prosecute such suit at the licensor’s sole expense. All costs of any action to enforce or defend such Patent Rights incurred by the licensor shall be borne by the licensor. All recoveries shall be retained by the licensor after repayment of expenses of both Parties. No settlement, consent judgment or other voluntary final disposition of the suit which may materially impact the other Party’s rights in such Patent Rights may be entered into without the consent of the other Party, which consent shall not be withheld or delayed unreasonably.

e. Coley and Aventis acknowledge the importance of enforcing such Patent Rights and shall exercise their reasonable commercial judgment in deciding whether or not to commence an action for infringement. By mutual agreement, Coley and Aventis may agree to institute suit jointly, the suit being brought in both their names. Such agreement shall cover such matters as the sharing of recovery, reimbursement of costs and expenses, exercise of control, and other relevant matters.

f. Each Party shall promptly notify the other in writing in the event that a third party shall bring a claim challenging the validity of such Patent Rights, either in the United States or in any foreign country in which there are such Patent Rights. Each Party shall promptly notify the other in writing in the event that a third party shall bring a claim of infringement against Aventis or Coley. Any notification pursuant to this Section 6.8(c)(i)(7)(f) shall include a reasonably detailed description of such claim.

g. In any infringement suit as either Party may institute to enforce such Patent Rights against third parties pursuant to this Agreement, or in any infringement action brought against either Party by a third party, each Party hereto shall, at the request and expense of the other Party, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

(ii) If this Agreement is terminated by Aventis in whole pursuant to Sections 6.3(b) (but only to the extent such termination is due to a material breach by Coley which either (i) amounts to a fraud, (ii) results from Coley intentionally exploiting itself or intentionally licensing to a third party the exclusive licenses granted to Aventis pursuant to Section 2:1, or (iii) results from an intentional misappropriation of Aventis’ Confidential Information by Coley which materially adversely effects Aventis); 6.3(c) or 6.7 (but only to the extent such termination is due to Coley intentionally failing to perform Step 1 (as defined in the Screening Agreement) or intentionally failing to use all reasonable efforts to perform Step 2 (as defined in the Screening Agreement)), then:

(1) the rights granted to Aventis pursuant to Section 2.1 in existence as of the date of such termination. shall become exclusive (and co-exclusive with Coley in the event of (iii) above, provided, however, that Coley shall not have the right to grant sublicenses), fully paid-up and royalty-free; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(2) the rights granted to Coley pursuant to Section 23 shall survive.

(iii) If this Agreement is terminated by either Party in whole for any reason, in each case other than as set forth in (i) and (ii) above:

(1) Aventis shall, at Coley’s election, promptly return or destroy any (A) unused Immune Modulators and/or (B) other Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley (and specifically excluding Non-CpG Containing antisense Oligonucleotides), including any improvements, modifications, derivatives, fragments, metabolites, analogs, or homologs thereof that are developed using the Coley Technology and are derived from (A) or (B) above;

(2) The license rights granted to Coley pursuant to Section 2.3 shall survive and apply inside and outside the Field.

(iv) In the event that this Agreement is terminated with respect to one or more indications and is also terminated by Aventis with respect to CpG 7909 or CpG 7279, Coley shall have a royalty-free, fully paid-up right and license to access and reference all Data or NDAs and other regulatory filings relating to CpG 7909 or CpG 7279, as the case may be, in such terminated indication(s). In the event Aventis’ license to CpG 7909 is terminated pursuant to Section 2.1(b) or 2.1(e), then (1) Aventis shall no longer have access to and the right to reference any NDAs and/or their foreign equivalent for CpG 7909 owned by Coley or its Affiliates pursuant to Section 4.7(b), (2) Coley shall not be obligated to inform Aventis as to the identity of any third party manufacturer used by Coley for the supply of CpG 7909 pursuant to Section 5.2(c), and (3) Coley shall no longer be obligated to report safety data to Aventis pursuant to Section 11.2. In the event this Agreement is terminated by either Party with respect to a particular Immune Modulator, Aventis shall, at Coley’s election, with respect to such terminated Immune Modulator, promptly return or destroy any unused Immune Modulators, including any improvements, modifications, derivatives, fragments, metabolites, analogs, or homologs thereof that are developed using the Coley Technology and are derived from such terminated Immune Modulator.

7. OWNERSHIP OF INTELLECTUAL PROPERTY & CONFIDENTIALITY.

7.1 Ownership of Aventis Immune Modulators. Except as otherwise set forth herein, Aventis shall remain the exclusive owner of the Aventis Immune Modulators.

7.2 Inventions Made During the Term. Except as otherwise set forth in this Agreement, Coley shall be the sole owner of all rights, title, and interest in any Coley Inventions and Aventis shall be the sole owner of all rights, title, and interest in any Aventis Inventions and the Parties shall jointly own all rights, title, and interest in any Joint Inventions.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7.3 Assignment of Rights in Inventions.

(a) Subject to the provisions of Section 7.3(b), each Party shall ensure that its employees, consultants, agents, and representatives are contractually required to assign to such Party all rights, title, and interest to any Inventions, to maintain all Confidential Information, and to promptly disclose to such Party all Inventions. Aventis shall take all actions, including executing documents of assignment to vest title to all Coley Inventions with Coley. Coley shall take all actions, including executing documents of assignment, to vest title to all Aventis Inventions with Aventis. The Parties shall cooperate taking all actions, including executing documents of assignment to vest title to all Joint Inventions with both Parties.

(b) Notwithstanding the foregoing, the Parties acknowledge that: (i) certain academic consultants of either Party may perform activities under this Agreement on behalf of such Party, and such academic consultants may have obligations to assign any and all inventions to their respective institutions; (ii) such Party shall grant and hereby grants to the other Party a royalty-free sublicense to those such inventions to which it has the right to grant sublicenses, consistent with the terms of this Agreement.

7.4 Filing and Prosecution of Patent Applications.

(a) Coley shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain patents and patent applications covering Coley Inventions, at its own expense. Aventis shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain patents and patent applications covering Aventis Inventions, at its own expense.

(b) Aventis will consult Coley and will keep Coley continuously informed of all material matters relating to the preparation, filing, prosecution and maintenance of Aventis Patent Rights that may reasonably affect the rights granted to Coley hereunder, including, but not limited to, disclosing to Coley the complete text of all such Aventis Patent Rights. In addition, Aventis will provide Coley with copies of all material correspondence with the applicable patent office in such a manner to allow Coley a meaningful opportunity to comment. To the extent not in conflict with reasonable patent strategy, Aventis shall use all reasonable efforts to amend any patent application of the Aventis Patent Rights to include claims reasonably requested by Coley. Pursuant to Coley’s comments and/or upon Coley’s request, Aventis shall use all reasonable efforts to present claims and file divisionals creating applications of the Aventis Patent Rights containing only claims limited to Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley.

(c) Coley will consult Aventis and will keep Aventis continuously informed of all material matters relating to the preparation, filing, prosecution and maintenance of Coley Patent Rights licensed hereunder that may reasonably affect the Field including, but not limited to, disclosing to Aventis the complete text of all such Coley Patent Rights. In addition, Coley will provide Aventis with copies of all material correspondence with the applicable patent office in such a manner to allow Aventis a meaningful opportunity to comment.

(d) If Aventis does not intend to file for patent protection or other proprietary protection for an Aventis Invention or does not wish to continue preparation, prosecution, or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

maintenance of an Aventis Patent Right, then, subject to any third party rights existing as of the Effective Date, it shall give Coley at least thirty (30) days advance notice, and in no event less than a reasonable period of time for Coley to act in its stead. In such case, Coley may elect at its sole discretion to continue preparation, filing and prosecution or maintenance at its sole expense with respect thereto in cooperation with any other third party licensees of Aventis. Discontinuance may be elected on a country-by-country basis or for a patent application or patent series in total. The rights of Coley provided in this Section 7.4(d) shall not apply with respect to Aventis Patent Rights relating to (i) claims directed to formulations, propellants, Delivery Methods and/or delivery devices unless, and then only to the extent, such Aventis Patent Rights support claims directed to Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley as reasonably identified in writing by Coley during the 30 day advance notice period and/or (ii) the manufacture of Immunomodulatory Oligonucleotides.

(e) If Coley does not intend to file for patent protection for a Coley Invention or does not wish to continue preparation, prosecution, or maintenance of a Coley Patent Right, then, subject to any third party rights existing as of the Effective Date, it shall give Aventis at least thirty (30) days advance notice, and in no event less than a reasonable period of time for Aventis to act in its stead. In such case, Aventis may elect at its sole discretion to continue preparation, filing and prosecution or maintenance at its sole expense with respect thereto in cooperation with any other third party licensees of Coley. Discontinuance may be elected on a country-by-country basis or for a patent application or patent series in total.

(f) For Joint Inventions relating to formulations, propellants, delivery methods or delivery devices, in each case not solely directed to Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley, where patent protection is desired by both Parties, Aventis shall have the first right, but not the obligation, to prepare, file, prosecute and maintain Joint Patent Rights, subject to any third party rights of Coley licensees to participate therein. For all other Joint Inventions where patent protection is desired by both Parties, Coley shall have the first right, but not the obligation, to prepare, file, prosecute and maintain Joint Patent Rights. Unless otherwise agreed by the Parties, the costs and expenses relating thereto shall be shared equally by the Parties. Subject to Section 2.1, each Party shall have the right to commercially exploit all Joint Patent Rights prepared, filed, prosecuted and maintained pursuant to this Section 7.4(f) without further accounting or obligation to the other Party.

(g) For those Joint Inventions for which Aventis elects not to pursue or maintain patent protection, subject to any third party rights existing as of the Effective Date, Coley may elect individually to pursue patent protection for such Joint Inventions. Coley shall be solely responsible for any expenses and fees incurred in this regard. Aventis shall provide to Coley at least sixty (60) days prior to any final deadline, a written expression of intent not to pursue or maintain patent protection. Subject to any third party rights existing as of the Effective Date, Aventis agrees to assign to Coley all of Aventis’ right, title and interest in and to any Joint Inventions for which Coley elects to pursue or maintain patent protection under this Section 7.4(g). Thereafter, Coley shall have the sole right to commercially exploit such assigned Joint Inventions without farther accounting or obligation to Aventis.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(h) For those Joint Inventions for which Coley elects not to pursue or maintain patent protection, subject to any third party rights existing as of the Effective Date, Aventis may elect individually to pursue patent protection for such Joint Inventions. Aventis shall be solely responsible for any expenses and fees incurred in this regard. Coley shall provide to Aventis at least sixty (60) days prior to any final deadline, a written expression of intent not to pursue or maintain patent protection. Subject to any third party rights existing as of the Effective Date, Coley agrees to assign to Aventis all of Coley’s right, title and interest in and to any Joint Inventions for which Aventis elects to pursue or maintain patent protection under this Section 7.4(h). Thereafter, Aventis shall have the sole right to commercially exploit such assigned Joint Inventions without further accounting or obligation to Coley.

(i) Each Party agrees to cooperate fully with the other in the preparation, filing, prosecution and maintenance of any Patent Rights covering Inventions as contemplated under this Section 7.4. Such cooperation may include, without limitation: (i) turning over to the filing Party all necessary files, papers and documents relating to such patent applications or patents; (ii) executing all papers and instruments, or requiring its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of Inventions as set forth herein and to enable the other Party to prepare, file, prosecute and maintain Patent Rights pursuant to this Section 7.4; (iii) promptly informing the other Party of any matters coming to such Party’s attention that may affect such Patent Rights; and (iv) any other assistance to the extent deemed reasonably necessary or desirable for the preparation, filing, prosecution or maintenance or any Patent Rights applied for hereunder.

(j) Each Party shall preserve the confidentiality of any Inventions of the other Party, and shall promptly notify the other Party of any Inventions, other than such Party’s own Inventions, in a manner so as to enable the other Party to obtain patent protection for such Inventions.

7.5 Patent Term Extensions. The Parties shall cooperate with each other in obtaining patent term extensions or supplemental protection certificates and the like with respect to the Coley Patent Rights, the Aventis Patent Rights and/or the Joint Patent Rights in each country and region where it is possible to do so.

7.6 No Other Technology Rights. Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party hereto, as a result of this Agreement, obtain any ownership interest in, or other right to, any technology, know-how, patents, pending patent applications, products, or chemical or biological materials of the other Party, including items owned, controlled or developed by the other Party, or transferred by the other Party to said Party at any time during the Term. It is understood and agreed that this Agreement does not grant, except to the extent specifically set forth herein: (i) to Aventis any license or other right under the Coley Technology, and (ii) to Coley any license or other right under the Aventis Technology.

7.7 Unrelated Research Plans. The Parties acknowledge that both Coley and Aventis have ongoing research programs relating to product research and development, including programs relating to technologies for targets and products which are outside of the scope of this Agreement. The Parties further acknowledge and agree that each Party shall be free to continue to pursue such independent research programs during and after the Term, and that except as

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

expressly set forth in this Agreement, nothing herein shall be deemed to grant either Party any right, license or other interest in any technology or product of the other Party which arises out of such independent research.

7.8 Data Ownership and Disclosure. Notwithstanding the provisions of Sections 7.9, and 7.10 below and subject to Sections 5.1(b)(vi) and 6.8(c)(i)(2)(d), each Party shall own all data, information, and documentation arising from its activities contemplated herein relating to the Products in the Field (the “Data”). Except as expressly provided for herein, the Data shall be considered Confidential Information of each such Party. Either Party may use the Data to pursue patent applications and support the claims of such patent applications, provided, however, that such use shall be limited to the extent reasonably necessary to pursue such patent applications and to support such claims. It is understood that the Data may be subject to publication if such patent application is published. Furthermore, the Parties acknowledge and agree that (i) both Parties shall have the right to access and cross reference the Data for the purpose of prosecuting regulatory submissions and maintaining regulatory compliance for Products in the Field pursuant to this Agreement, (ii) Coley shall have the right to access and cross reference the Data for regulatory submissions and maintaining regulatory compliance for products outside the Field, and (iii) Aventis shall have the right to access and cross reference the Data relating primarily to formulations, propellants, delivery methods and/or delivery devices for regulatory submissions and maintaining regulatory compliance for products outside the Field, provided that in, each case of (i) through (iii) above such Party informs the other Party six (6) weeks before such use and receives the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.

7.9 Publishing. The Parties shall mutually agree on procedures for publishing pre-clinical and clinical results achieved under this Agreement, in scientific journals or in the general press. Neither Party shall submit, for written or oral publication, any manuscript, abstract, or the like, which contains data, information or results arising from this Agreement, or in the case of Aventis, otherwise relating to Immunomodulatory Oligonucleotides Owned or Controlled by Coley or Proprietary to Coley, without first providing the other Party with a copy of the same at least thirty (30) days before such proposed submission date and obtaining the written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the Parties acknowledge and agree that certain academic consultants may perform activities under this Agreement, and such academic consultants shall have the right to publish or make public disclosures of the data resulting from their activities hereunder, subject to the following provisions. Any academic consultant proposing to publish or make such public disclosure shall provide the Parties with a draft of any such publication or disclosure by overnight mail or courier. The Parties shall have thirty (30) days from the date of receipt in which to review and comment upon such draft. If Coley and/or Aventis reasonably determines that the proposed publication or disclosure would disclose their respective Confidential Information, such information shall be deleted from any proposed publication or disclosure. If Coley or Aventis reasonably determines that a patent application claiming an Aventis Invention, Coley Invention or a Joint Invention, as the case may be, should be filed prior to such publication or disclosure, such proposed publication or disclosure shall be delayed for an additional sixty (60) days or until any such patent application(s) have been filed, whichever shall first occur. Any such publication or disclosure shall acknowledge the Parties’ support thereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7.10 Nondisclosure Obligation. Each Party shall use the Confidential Information of the other Party only in accordance with the activities contemplated by this Agreement and shall not disclose to any third party any Confidential Information of the other Party, without the prior written consent of the other Party. The foregoing obligation shall survive the expiration or termination of this Agreement for a period of ten (10) years. This obligation shall not apply to Confidential Information that:

(a) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party to the receiving Party, as documented by business records;

(b) at the time of disclosure or thereafter becomes published or otherwise part of the public domain without breach of this Agreement by the receiving Party;

(c) is subsequently disclosed to the receiving Party by a third party who has the right to make such disclosure;

(d) is developed by the receiving Party independently of proprietary information or other information received from the disclosing Party and such independent development can be properly demonstrated by the receiving Party;

(e) is disclosed to governmental or other regulatory agencies in order to obtain patents or to gain approval to conduct Product trials or to market the Products, but such disclosure may be only to the extent reasonably necessary to obtain such patents or authorizations upon consultation with the other Party;

(f) is necessary to be disclosed to agents, consultants, Affiliates and/or other third parties (but in no event Aventis Pasteur and its subsidiaries) for the research and development, manufacturing and/or marketing of Products (or for such parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such third parties agree to be bound by the confidentiality obligations contained in this Agreement, provided that the term of confidentiality for such third parties shall be no less than ten (10) years; or

(g) is required to be disclosed by law or court order, provided that notice is promptly delivered to the other Party in order to provide an opportunity to seek a protective order or other similar order with respect to such proprietary information and thereafter discloses only the minimum information required to be disclosed in order to comply with the request, whether or not a protective order or other similar order is obtained by the other Party.

7.11 Partial Disclosures. It is agreed that specific portions of Confidential Information and/or Data shall continue to be maintained in confidence by the Parties in the event of a general disclosure of such Confidential Information and/or Data. A combination of features in the Confidential Information and/or Data shall continue to be maintained in confidence by the Parties hereunder unless every feature of the Confidential Information and/or Data has been disclosed in accordance with the provisions herein.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7.12 Publicity. The Parties agree to issue an initial joint press release within a reasonable time after the execution of this Agreement. Such press release shall be substantially in the form as set forth in Exhibit F. Thereafter, neither Party shall issue any press releases or public disclosure relating to this Agreement or the research and development programs conducted pursuant hereto without the prior written consent of the other Party which consent shall not be unreasonably withheld or delayed. Once any written statement is approved for disclosure by the Parties, either Party may make a subsequent public disclosure of the contents of such statement without further approval of the other Party.

8 ENFORCEMENT OF PATENT RIGHTS.

8.1 Enforcement of the Patent Rights for Exclusive Licenses. As between Aventis and Coley, Coley shall have the first right to enforce, but shall not be obliged to enforce, the Coley Patent Rights and the Joint Patent Rights for which it was the Party that filed for patent protection, at its sole cost and expense. If Coley decides not to bring suit for infringement in the Field under such Patent Rights, Coley shall notify Aventis reasonably in advance of any deadline for such enforcement and Aventis shall have the right to bring suit on its own behalf, at its sole cost and expense. As between Aventis and Coley, Aventis shall have the first right to enforce, but shall not be obliged to enforce, the Aventis Patent Rights and the Joint Patent Rights for which it was the Party that filed for patent protection, at its sole cost and expense. If Aventis decides not to bring suit for infringement in the Field under such Patent Rights, Aventis shall notify Coley reasonably in advance of any deadline for such enforcement and Coley shall have the right to bring suit on its own behalf, at its sole cost and expense. In either ease, the Party not bringing suit as provided herein shall assist and fully cooperate with the Party bringing suit, and shall have the right to join such suit at its sole cost and expense.

8.2 Settlements. No settlements, consent judgments, or other voluntary final dispositions of any suit adversely affecting the rights or obligations of Coley, under the Coley Patent Rights, shall be entered into without the prior written consent of Coley, such consent not to be unreasonably withheld or delayed. No settlements, consent judgments, or other voluntary final dispositions of any suit adversely affecting the rights or obligations of Aventis, under the Aventis Patent Rights, shall be entered into without the prior written consent of Aventis, such consent nut to be unreasonably withheld or delayed. No settlements, consent judgments, or other voluntary final dispositions of any suit adversely affecting the rights or obligations of a Party under the Joint Patent Rights shall be entered into by a Party without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

8.3 Notification. The Parties shall immediately notify each other in writing if either becomes aware of activities by a third party that may constitute infringement in the Field of the Coley Patent Rights, Aventis Patent Rights or Joint Patents Rights, and the Parties shall keep each other notified as to the progress of any infringement suit relating thereto.

8.4 Recoveries and Damages. Any recoveries and damages received as a result of an infringement suit shall first go toward reimbursing the Parties for their respective costs and expenses of such suit and then all remaining recoveries expressly attributed by the court to be damages for lost profits shall be divided among the Parties, [**]% to Coley and [**]% to Aventis, and all other remaining recoveries shall be shared equally by the Parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9. REPRESENTATIONS AND WARRANTIES.

9.1 Representations and Warranties of Each Party. Each Party hereby represents, warrants and covenants to the other Party hereto as follows:

(a) Such Party is a corporation duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

(b) The execution and performance of this Agreement by such Party has been duly authorized by all requisite corporate action;

(c) Such Party has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including, without limitation, the right, power and authority to grant the licenses granted herein;

(d) The execution and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and, to its knowledge, will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, an agreement affecting a Product or Immune Modulator or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

(e) The execution and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and, to its knowledge, will not violate any law, rule or regulation applicable to such Party;

(f) This Agreement has not only been duly authorized, but also has been executed and delivered and constitutes such Party’s legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to the availability of particular remedies under general equity principles; and

(g) Each Party shall comply with all applicable material laws and regulations relating to its respective activities under this Agreement.

9.2 Representations by Aventis. Aventis hereby represents and warrants to Coley that:

(a) It will not use any proprietary information or technology of Coley, including, without limitation, any Coley Confidential information, Coley Know-How or other Coley proprietary technology relating to Immunomodulatory Oligonucleotides, including the Immune Modulators, for any purpose, other than as contemplated under this Agreement;

(b) In those countries other than the countries of the EEA, it shall not directly or indirectly oppose, object to, provoke an interference toward, or initiate or support any re-examination proceedings challenging the Coley Patent Rights other than in defense of an action for infringement of a Coley Patent Right or in defense of an action for breach of contract wherein such alleged breach directly relates to issues of invalidity or infringement; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(c) It shall comply with all of the obligations applicable to sublicensees under the Iowa Agreement.

(d) As the “Acquiring Party” as defined under the Hart Scott Rodino Antitrust Improvements Act of 1976 (“the Act”), it has made the good faith determination that this transaction does not satisfy the size of the transaction test as defined under the Act, and therefore, no filing is required under the Act by either Party.

9.3 Representations by Coley. Coley hereby represents and warrants to Aventis that:

(a) It will not use any proprietary information or technology of Aventis, including, without limitation, any Aventis Confidential Information, Aventis Know-How or other Aventis proprietary technology relating to Immunomodulatory Oligonucleotides for any purpose, other than as contemplated under this Agreement;

(b) In those countries other than the countries of the EEA, it shall not directly or indirectly oppose, object to, provoke an interference toward, or initiate or support any re-examination proceedings challenging the Aventis Patent Rights other than in defense of an action for infringement of a Aventis Patent Right or in defense of an action for breach of contract wherein such alleged breach directly relates to issues of invalidity or infringement.

(c) It shall not promote or market a product containing Immunomodulatory Oligonucleotides, including the Immune Modulators, for use in the Field;

(d) Subject to Section 9.3(f) and as of the Effective Date, Coley owns or possesses adequate licenses or other rights to use the Coley Technology in the Field and to grant the licenses herein;

(e) To its knowledge and as of the Effective Date, the granting of the licenses herein to Aventis does not violate any right of any third party; and

(f) To its knowledge and as of the Effective Date, the use of the Coley Technology in the Field will not infringe any valid third party right or valid patent claim, except that Aventis understands that Coley has not completed its investigation of U.S. Patents [*********************************].

9.4 Further Representations by Coley With Respect to the Iowa Agreement. Coley hereby represents, warrants and covenants to Aventis that:

(a) To the best of Coley’s knowledge, the Iowa Agreement is valid, binding and enforceable in accordance with its terms and Coley has not received any written notice of any material and continuing default, breach or violation under the Iowa Agreement;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) Coley shall keep Aventis reasonably informed of any material development pertaining to the Iowa Agreement to the extent that Aventis may be adversely impacted directly or indirectly by any such material development;

(c) Coley shall not without the prior written approval of Aventis: (i) amend the Iowa Agreement or (ii) make any election or exercise any right or option to terminate in whole or in part the Iowa Agreement, in each case that would have an adverse impact on Aventis;

(d) Coley shall not make available to the University of Iowa Research Foundation or the University of Iowa any Confidential Information of Aventis, including, without limitation, the Aventis Technology, without the prior written consent of Aventis; and

(e) Coley shall use commercially reasonable efforts to exercise its rights under the Iowa Agreement so as to ensure compliance by Coley with its obligations under this Agreement.

(f) in the event Aventis becomes obligated to make any payments on behalf of Coley under the Iowa Agreement, Coley shall reimburse Aventis for such payments.

10. INDEMNIFICATION AND LIMITATION OF LIABILITY.

10.1 Infringement Claims. If the manufacture, sale or use of a Product in the Field. pursuant to this Agreement results in any claim, suit or proceeding filed by a third party alleging patent infringement by Coley or Aventis (or their respective Affiliates) (other than claims, suits, or proceedings filed by Aventis Pasteur or its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis alleging patent infringement by Aventis) such Party shall promptly notify the other Party in writing. In the event that one Party is sued, the Party subject to such claim shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its own choice; provided, however, that Aventis shall not enter into any settlement which admits or concedes that any aspect of the Coley Patent Rights or Joint Patent Rights is invalid or unenforceable without the prior written consent of Coley, which consent shall not be unreasonably withheld or delayed, and that Coley shall not enter into any settlement which admits or concedes that any aspect of the Aventis Patent Rights or Joint Patent Rights is invalid or unenforceable without the prior written consent of Aventis, which consent shall not be unreasonably withheld or delayed. The Party subject to the claim shall keep the other Party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.

10.2 Indemnification by Aventis. Aventis shall indemnify, defend and hold harmless Coley and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a “Coley Indemnified Party”) from and against any and all liability, loss, damage, cost, and expense including reasonable attorneys’ fees, (collectively, a “Liability”) arising out of any third party claim which the Coley Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Aventis of any covenant, representation or warranty contained in this Agreement; (ii) any negligent or wrongful act or omission of Aventis (or any of its Affiliates or their respective directors, officers, or agents, or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

distributors thereof) which is the proximate cause of injury, death or property damage to a third party except to the extent that such liabilities are directly and proximately caused by Coley’s negligent or wrongful act or omission, or such liabilities are subject to Section 10.3; (iii) actual or asserted violations of any applicable law or regulation by Aventis, its Affiliates, sublicensees or distributors by virtue of which Products in the Field manufactured, distributed or sold by Aventis, its Affiliates, sublicensees, or distributors shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with any applicable law or regulation; (iv) claims for bodily injury, death, product liability, warranty of fitness or merchantability, or property damage attributable to the development, manufacture, distribution, sale or use of Products in the Field by Aventis, its Affiliates, sublicensees, or distributors; or (v) a recall of Products in the field manufactured, distributed or sold by Aventis, its Affiliates, sublicensees or distributor ordered by a governmental agency or required by a confirmed product failure as reasonably determined by Aventis.

10.3 Indemnification by Coley. Coley and its Affiliates shall indemnify, defend and hold harmless Aventis and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, an “Aventis Indemnified Party”) from and against any Liability arising out of any third party claim (other than a claim by Aventis Pasteur or its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis) which the Aventis Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Coley of any covenant, representation or warranty contained in this Agreement; or (ii) any negligent or wrongful act or omission by Coley (or any of its Affiliates or their respective directors, officers, or agents, or distributors thereof) which is the proximate cause of injury, death or property damage to a third party (other than Aventis Pasteur and its subsidiaries for so long as Aventis Pasteur is an affiliate of Aventis), except to the extent that such liabilities are directly and proximately caused by Aventis’ negligent or wrongful act or omission, or such liabilities are subject to Section 10.2.

10.4 Conditions to Indemnification. The obligations of the indemnifying Party under Sections 10.2 and 10.3 are conditioned upon: (i) the written notice to the indemnifying Party of any potential Liability promptly after the indemnified Party becomes aware of such potential Liability; (ii) the indemnifying Party having the right to assume the defense or settlement of any suit or claim related to the Liability; (iii) the indemnified Party providing reasonable assistance in connection with the defense and settlement; and (iv) neither Party shall enter into any settlement which admits or concedes that any aspect of the other Party’s Patent Rights is invalid or unenforceable, or otherwise negatively affects the rights or obligations of the other Party without such other Party’s consent, which consent shall not be unreasonably withheld or delayed. If the indemnifying Party defends the suit or claim, the indemnified Party may participate in (but not control) the defense thereof at its sole cost and expense. Notwithstanding the foregoing, if, in the reasonable judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a material adverse effect on the business operations or assets of the indemnified Party, the indemnified Party may waive its rights to indemnity under this Agreement and control the defense or settlement thereof.

10.5 Settlements. Neither Party may settle a claim or action related to a Liability without the consent of the other Party if such settlement would impose any monetary obligation on the other Party or require the other Party to submit to an injunction or otherwise limit the other Party’s rights under this Agreement. Any payment made by a Party to settle any such claim or action shall be at its own cost and expense.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

10.6 Limitation of Liability. With respect to any claim by one Party against the other Party arising out of the performance or failure of performance of the other Party under this Agreement, the Parties expressly agree that, except for a Party’s indemnification obligations pursuant to Section 10.2 or 10.3 with respect to third party claims, the liability of such Party to the other Party for such breach shall be limited under this Agreement or otherwise at law or equity to direct damages only and in no event shall a Party be liable for punitive, exemplary or consequential damages.

10.7 Insurance. Prior to or immediately upon the first administration of any Product in the Field to a human in accordance with this Agreement, and for a period of five (5) years after the last sale of any Product in the Field hereunder, each Party shall obtain and/or maintain, at its expense, product liability insurance in amounts which are reasonable and customary in the pharmaceutical industry for companies of comparable size and activities. Such product liability insurance shall insure against liability for personal injury, physical injury, and property damage. Each Party shall provide proof of insurance to the other Party upon request. Either Party may satisfy its obligations hereunder through self-insurance to the same extent.

10.8 Warranty Disclaimer. EXCEPT AS EXPRESSLY MADE UNDER THIS AGREEMENT OR THE SCREENING AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS, AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, WITH RESPECT TO THE IMMUNE MODULATORS OR OTHER IMMUNOMODULATORY OLIGONUCLEOTIDES FURNISHED TO AVENTIS OR ANY PRODUCT, INVENTION, AVENTIS TECHNOLOGY, COLEY TECHNOLOGY, SERVICES, GOODS OR OTHER SUBJECT MATTER OF THIS AGREEMENT.

11. REPORTING OF SAFETY DATA AND POSSIBLE ADVERSE EFFECTS.

11.1 Safety Procedures. Each Party shall report to the other Party safety data and any possible adverse events pursuant to the provisions of the safety procedures which shall be set forth in Exhibit G within a reasonable period of time after the Effective Date.

11.2 Reporting of Safety Data. In addition to the requirements of Section 11.1 and the reports required pursuant to Sections 4.5(f) and 4.5(g), during the Term, each Party shall promptly disclose to the other Party any information that it develops or obtains regarding the safety of CpG 7909 as it comes to the attention of each such Party. In addition, during the pre-clinical and clinical trials, both Parties agree that within thirty (30) days after the end of each Calendar Quarter, each Party shall report to the other, a written summary of all safety data for CpG 7909, as well as complete copies of any safety studies and status reports on ongoing and planned non-clinical safety studies and clinical studies, obtained during such Calendar Quarter, as it comes to the attention of each Party according to the timelines listed in Exhibit G and this Section 11.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12. MISCELLANEOUS.

12.1 Assignment. Neither this Agreement nor any or all of the rights and obligations of a Party shall be assigned, delegated, sold, transferred, sublicensed (except as otherwise provided herein) or otherwise disposed of, by operation of law or otherwise, to any third party without the prior written consent of the other Party, and any attempted assignment, delegation, sale, transfer, sublicense or other disposition, by operation of law or otherwise, of this Agreement or of any rights or obligations hereunder contrary to this Agreement shall be a material breach of this Agreement by the attempting Party, and shall be void and without force or effect; provided, however, that either Party may, without such consent, assign the Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its assets or stock, or in the event of its merger or consolidation or change in control or similar transaction. In addition, either Party may, without such consent, assign the Agreement and its rights and obligations hereunder to an Affiliate; provided, however, in the event that either Party assigns this Agreement to an Affiliate, such Party in addition to such Affiliate, shall be and shall remain responsible for any indemnification obligations under this Agreement and for any breach by such Affiliate of this Agreement and provided further that in the event the non-assigning Party is required to pay any additional Withholding Taxes or other monies to any national, state or local government as a result of the assignment, the Party assigning this Agreement to an Affiliate agrees to be responsible and pay for any such Withholding Taxes or other governmental charges, to the extent such Withholding Taxes or other monies have not been previously withheld by Aventis. This Agreement shall be binding upon, and inure to the benefit of, each Party, its Affiliates, and its permitted successors and assigns. Each Party shall be responsible for the compliance by its Affiliates with the terms and conditions of this Agreement.

12.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A. without regard to its conflict of law rules.

12.3 Arbitration. Except for disputes regarding Aventis’ diligence resolved in accordance with the procedure set forth in Section 4.6 and not referred to arbitration, any dispute, controversy or claim arising out of or relating to this Agreement, or the breach thereof, including, without limitation, any question regarding this Agreement’s existence, termination or validity, shall be referred to and finally settled by binding arbitration, in accordance with the rules of the American Arbitration Association in force on the date the demand for arbitration is filed. The demand for arbitration may be filed by either Party within a reasonable time after the controversy or claim has arisen, but no later than after the date upon which institution of legal proceedings shall be barred by the applicable statute of limitations. There shall be three (3) arbitrators, each Party to designate one arbitrator and the two Party-designated arbitrators to select the third arbitrator. The Party initiating recourse to arbitration shall include in its notice of arbitration its appointment of an arbitrator. The place of arbitration shall be Boston, Massachusetts. The language to be used in the arbitral proceedings shall be English. Any determination by such arbitration shall be final and conclusively binding. Judgment on the arbitral award may be entered in any court having jurisdiction thereof. All costs incurred in connection with such arbitration, including reasonable attorneys’ fees, shall be borne by the Party which incurs the costs; provided that a Party which is determined by the arbitral tribunal to have been in willful default of the provisions of this Agreement, shall bear all costs of arbitration.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12.4 Injunctive Relief and Jurisdiction. Nothing in this Agreement shall be construed to limit or preclude a Party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief to compel the other Party to comply with its obligations hereunder, whether before or during the pendancy of arbitration proceedings. The Parties agree that all such suits may, at the option of either Party, be initiated and maintained before the United States District Court for the District of Massachusetts, USA and both Parties submit to personal jurisdiction and to the service of process, pleadings and notices in connection with any an all actions seeking such injunctive or provisional relief to the court referred to above.

12.5 Waiver. Any delay or failure in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, nor operate to bar the exercise or enforcement thereof at any time or times thereafter, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.

12.6 Independent Relationship. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

12.7 Export Control. This Agreement is made subject to any restrictions concerning the export of Product or technical information from the United States of America which may be imposed upon or related to the Parties from time to time by the government of the United States of America. Furthermore, each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement, and Aventis agrees that it will not export, directly or indirectly, any Product using such technical information, to any country for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the United States government, when consent is required by an applicable statute or regulation.

12.8 Entire Agreement; Amendment. This Agreement (together with the Screening Agreement) sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersedes and terminates all prior agreements, writings and understandings between the Parties. Notwithstanding the foregoing, the Parties acknowledge and agree that (i) the certain Confidential Disclosure Agreement entered into May 2, 2001 by and between the Parties, and (ii) that certain Confidential Disclosure Agreement entered into December 6, 1999 by and between Hoechst Marion Roussel, Inc. and CpG ImmunoPharmaceuticals, Inc. survives only with respect to information disclosed thereunder prior to the Effective Date. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No terms or provisions of this Agreement shall be varied or modified and no subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12.9 Notices. Each notice required or permitted to be given or sent under this Agreement shall be in writing and delivered personally or given by facsimile transmission (with confirmation copy by registered first-class mail) or by registered or overnight courier (return receipt requested), to the Parties at the addresses and facsimile numbers indicated below.

If to Coley, to:	Coley Pharmaceutical Group, Inc. Wellesley Gateway
93 Worcester Street, Suite 101 Wellesley, MA 02481, U.S.A. Attention: President and CEO Facsimile: 1-781-431-6403

with a copy to:	Coley Pharmaceutical Group, Inc.
Wellesley Gateway
93 Worcester Street, Suite 101
Wellesley, MA 02481, U.S.A.
Attention: Vice President and General Counsel Facsimile: 1-781-431-6403

and a copy to:	Palmer & Dodge LLP
111 Huntington Avenue at Prudential Center Boston, Massachusetts 02199, U.S.A. Attention: Richard B. Smith, Esq.
Facsimile: 1-617-227-4420

If to Aventis, to:	Aventis Pharmaceuticals Inc.
Route 202-206
P.O. Box 6800
Bridgewater, NJ 08807, U.S.A.
Attention: Vice President, Head Global Business Development Facsimile: 1-908-231-3730

except with respect to payment matters, which may be addressed to:

Aventis Pharmaceuticals Inc.
Route 202-206
P.O. Box 6800
Bridgewater, NJ 08807, U.S.A.
Attention: Mr. Jerry Corbin, US DI & A. Vice President, Head Facsimile: 1-908-231-2204
Phone: 1-908-231-5719

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

with a copy to:	Aventis Pharmaceuticals Inc.
Route 202-206
P.O. Box 6800
Bridgewater, NJ 08807, U.S.A.
Attention: Vice President, Legal Corporate Development Facsimile: 1-908-231-4480

and a copy to:	Morgan, Lewis & Bockius LLP 502 Carnegie Center
Princeton, NJ 08540, U.S.A. Attention: Randall B. Sunberg, Esq.
Facsimile: 1-609-919-6639

All notices, requests, reports, approvals or other communications required or permitted under this Agreement shall be in writing (except in the case of verbal communications and teleconferences updating either Party as to the status of work hereunder), and shall he deemed given (a) when delivered personally (b) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (c) one (1) day after deposited with a commercial express courier specifying next day delivery, with written verification of receipt. Either Party may change its address or its facsimile number by giving the other Party written notice, delivered in accordance with this Section.

12.10 Force Majeure. Failure of any Party to perform its obligations under this Agreement (except the obligation to make payments when properly due) shall not subject such Party to any liability or place them in breach of any term or condition of this Agreement to the other Party if such failure is caused by any cause beyond the reasonable control of such non-performing Party, including, without limitation, acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, failure in whole or in part of suppliers to deliver on schedule materials, equipment or machinery, interruption of or delay in transportation, a national health emergency or compliance with any order or regulation of any government entity acting with color of right; provided, however, that the Party affected shall promptly notify the other Party for the condition constituting force majeure as defined herein and shall exert reasonable efforts to eliminate, cure and overcome any such causes and to resume performance of its obligations with all possible speed. If a condition constituting force majeure as defined herein exists for more than ninety (90) consecutive days, the Parties shall meet to negotiate a mutually satisfactory solution to the problem, if practicable.

12.11 Severability. If any provision of this Agreement is declared invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court; provided, however, that in the event that the terms and conditions of this Agreement are materially altered, the Parties will, in good faith, renegotiate the terms and conditions of this Agreement to reasonably substitute a valid and enforceable provision consistent with the intent of this Agreement, for such invalid or unenforceable provision.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12.12 Recording. Each Party shall have the right, at any time, to record, register, or otherwise notify this Agreement in appropriate governmental or regulatory offices anywhere in the Territory, and Coley or Aventis, as the ease may be, shall provide reasonable assistance to the other in effecting such recording, registering or notifying.

12.13 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

12.14 Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the Parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against either Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

[Remainder of Page Intentionally Left Blank]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

Coley Pharmaceutical Group, Inc.		Aventis Pharmaceuticals Inc.

By:	/s/ Robert L. Bratzler	By:	[Signature Illegible]
Title:	President	Title:

SIGNATURE PAGE TO

AMENDED AND RESTATED PRODUCT DEVELOPMENT AND LICENSE AGREEMENT

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A-1

Aventis Patent Rights

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A-2

Coley Patent Rights

SN	PRIORITY DATE	FILING DATE	INVENTORS	TITLE	STATUS
[*************]	[********]	[******** ********* *********]	[*****] [*******] [*********]	[******************** *******************]	[******]
[*************]	[********]	[********* ********** *******]	[**********] [******]	[******************** ********************* *******************]	[******]
[*************]	[********]	[********* ********** *******]	[**********] [******]	[******************** ********************* *******************]	[******]
[*************] [************]	[************* ************** ************** *******]	[*******]	[****** *****] [*******] [*********]	[******************** *******************]	[*************** **************** *************]
[************** ***] [**************] [************** **] [*************] [***************] [*************** ***] [*************** **] [*************** *****]	[************** *************** *************** ****]	[*******] [*******] [*******] [*******] [*******] [*******] [*******]	[****** *****] [*******] [*********] [******]	[******************** *******************]	[*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******]
[*************]	[************** *************** *************** *************** *************** *************** *************** *************** *************** *****]	[*******]	[****** *****]	[*********************** ************************ ************************ ***********************]	[*******]
[*************]	[************** *************** *************** *************** *************** *************** *************** *************** *************** *****]	[*******]	[*****]	[************************ ************************* ************************* *********************]	[*******]
[*************]	[************** *************** *************** *************** *************** *************** *************** *************** *************** *****]	[*******]	[*****]	[************************ ***************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[********]	[************* ************** ************** ************** *************]			[*************** *********************]	[********]

[*************] [************]	[************* ************** ************** ************** ************]	[*******]	[*****]	[*********************** ************************ ********]	[**************** ***************** ********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SN	PRIORITY DATE	FILING DATE	INVENTORS	TITLE	STATUS
[************* ******] [************* *] [************* ***] [*****]	[************* ************** ************** ************** **************]	[********]	[*****]	[************************* ************************** *****]	[*******]
[*************]	[************** *************** *************** *************** *************** *************** *************** *************** ****]	[********]	[*****] [*******] [********]	[************************* ******]	[*******]
[*************]	[*************** **************** **************** **************** ******]	[********]	[******* *******]	[*************************** *************************** ******]	[*******]
[*************] [************]	[*************** **************** **************** **************** ******]	[********]	[******* *******]	[************************** *************************** *******]	[************* ************** ************** ***]
[*************** ****] [***************] [***************] [*************] [************** **] [************** ****] [***************** *****]	[**************** ***************** ***************** ***************** **]	[********]	[******* *******]	[*************************** **************************** *****]	[*******]
[*************]	[********]	[********]	[********] [********] [******]	I[************************** **************************** *************]	[*******]
[*************]	[***************** ****************** ****************** ****************** ****************** ****************** ****************]	[********]	[****** ********* *******]	[*************************** ****]	[************** ************** ************** ************** *****]
[*************] [***********]	[***************** ****************** ****************** ****************** ****************** ****************** ****************]	[********]	[****** ********* *******]	[*************************** ****]	[**************** *******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT B

Iowa License Agreement

[see attached]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT C

Screening and Evaluation Agreement [attached]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT D

Development Plan & Timeline

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT E

Commercialization Plan

[to be attached]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT F

Draft Press Release

NEWS RELEASE Contact:
At Coley Pharmaceutical Group:	At Aventis Pharma:
Patricia F. Dimond, Ph.D.	Douglas Stokke
VP, Corporate Communications	Director of Global Product
Strategic Development	Communications
+1.781.431.6400 x257	+1.908.231.4659

Media:
Sharon Karlsberg
Ogilvy PR Worldwide (US.)
+1.617.577.0006

Michael Sinclair
Burns McClellan (Europe)
+44.20.7534.1520

Aventis Pharma and Coley Pharmaceutical Group

Sign Strategic Partnership

—Companies to Develop CpG Immunomodulatory Molecules as Novel Treatments for Asthma and Allergic Rhinitis —

Bridgewater, NJ, U.S., and Wellesley, MA, U.S., July 30, 2001- Aventis Pharma (NYSE: AVE) and Coley Pharmaceutical Group, Inc. have entered into a product development and licensing agreement for first-in-class asthma and allergic rhinitis products based on Coley’s novel CpG immune modulators. The agreement provides Aventis with an exclusive, worldwide, royalty-bearing license to develop proprietary CpG molecules in specified respiratory fields. Coley will receive substantial development and achievement milestone payments, and if the companies achieve their goal of successfully developing products for patients affected by these conditions, Coley will receive double-digit royalties on Aventis’ product sales.

Under terms of the agreement, Aventis receives from Coley rights to Coley’s CpG 9328, the company’s lead allergic disease product, and up to three additional oligonucleotides identified using Coley’s Human Cell Screening (HCS) technology. Aventis’ exclusive, worldwide license covers use of these CpG molecules for therapeutic or preventive applications in asthma and allergic rhinitis.

“This collaboration gives Aventis the opportunity to bring first-in-class asthma and allergic rhinitis drugs to the market,” said Errol de Souza, Ph.D., Senior Vice President and Head of U.S. Drug Innovation &

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Approval at Aventis Pharma. “Moreover, because these products show promise in both moderating and redirecting hypersensitive immune responses, we believe they may provide an important therapeutic advantage by treating the root cause of allergic diseases. These CpG immune modulators are thus expected to allow Aventis to advance our leadership position in the respiratory market.”

“This agreement with Aventis, a world leader in the respiratory field, further validates the potential of Coley’s immune modulators to treat a wide range of human diseases,” said Robert L. Bratzler, Ph.D., President and Chief Executive Officer of Coley Pharmaceutical Group. “We are pleased to be working with Aventis, a company with the resources, experience and presence to develop next generation products for the $12 BB asthma and allergy market. This collaboration advances our corporate strategy of licensing our respiratory products to a global market leader in order to speed commercialization.” Dr. Bratzler added, “Coley will use the early proceeds received from this arrangement to expand our core program in CpG-based cancer therapeutics.”

CpG immune modulators are a novel class of molecules that activate the human immune system to fight disease. Coley’s product platform consists of proprietary synthetic oligonucleotide sequences that have been optimized to treat specific diseases. Certain CpG molecules have been designed to redirect asthmatic or allergic immune responses into more normal responses before airway inflammation and bronchial spasm can occur. Alternatively, other CpG molecules have been designed to provide anticancer or anti-infective activity. Coley’s patent portfolio consists of 43 U.S. patents and patent applications and their foreign counterparts, including seven issued U.S. patents.

CpG Utility in Allergic Disease

Unlike conventional allergy and asthma drugs, which treat only symptoms, CpG molecules offer promising new approaches to treating asthma and allergic rhinitis that address the underlying cause of these diseases. CpG molecules work by a novel mechanism that orchestrates fundamental modifications in immune system responses at the top of the inflammatory cascade and “redirects” pre-existing hypersensitive immune reactions into more normal responses. CpG does this by simultaneously suppressing allergic (Th2-type) immune responses that can result in airway inflammation and bronchial spasm, and inducing more normal (Th1-type) immune responses that promote non-allergic antibody and cellular responses.

In preclinical studies, CpG-based products have been shown to be long lasting and have demonstrated the ability to help prevent airway remodeling associated with chronic symptoms, offering the potential to alter the effects of allergic and asthmatic disease. CpG molecules have also reversed, in murine models of asthma, inflammation and airway constriction following exposure to environmental allergens. These data suggest a role for CpG immune modulators in treating both chronic and seasonal hypersensitivity disorders.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2

About Coley

Coley Pharmaceutical Group discovers, develops and commercializes CpG molecules, a novel class of drugs that activate the immune system to fight cancer, asthma, allergy and infectious diseases. The company’s lead product, ProMuneTM, is in Phase I/II clinical trials for several cancer indications. Coley currently has nine Phase I/II clinical trials ongoing, and has established a novel human cell screening discovery platform to rapidly validate new product candidates. Coley is a private company with headquarters in the United States and research and development operations in Germany and Canada. For further information, please visit www.coleypharma.com.

About Aventis

Aventis (NYSE: AYE), a world leader in pharmaceuticals and agriculture, is dedicated to improving life through the discovery and development of innovative products. In 2000, Aventis generated group sales of 22.3 billion euros and employed approximately 92,500 people in its Pharma and Agriculture businesses. Aventis announced in November 2000 that it intends to focus on pharmaceuticals and plans to divest its activities in agriculture. Aventis was launched in December 1999 through the merger of Hoechst AG of Germany and Rhone-Poulenc SA of France. Corporate headquarters are in Strasbourg, France. For more information, please visit www.aventis.com.

Aventis Pharma AG is the pharmaceutical company of Aventis. Aventis Pharma is dedicated to treating and preventing human disease through the discovery, development, manufacture and sale of innovative pharmaceutical products aimed at satisfying unmet medical needs. Aventis Pharma focuses on important therapeutic areas such as cardiology, oncology, infectious diseases, arthritis, allergies and respiratory disorders, diabetes and the central nervous system disorders. Aventis Pharma has its corporate headquarters in Frankfurt, Germany.

Statements in this news release other than historical information are, forward-looking statements subject to risks and uncertainties. Actual results could differ materially depending on factors such as the availability of resources, the timing and effects of regulatory actions, the strength of competition, the outcome of litigation and the effectiveness of patent protection. Additional information regarding risks and uncertainties is set forth in the current Annual Report on Form 20-F of Aventis on file with the Securities and Exchange Commission.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT G

Safety Procedures

[to be attached]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT H

Biowarfare Indications

•	Bacillus anthracis (anthrax)

•	Yersinia pestis (plague)

•	Variola major (small pox)

•	Francisella tularensis (tularemia)

•	Coxiella burnetti (Q fever)

•	Brucella species (brucellosis)

•	Burkholderia mallei (glanders)

•	Nipah virus

•	Hanta viruses

•	Viral encephalitides

•	VEE (Venezuelan equine encephalitis virus)

•	Dengue

•	Yellow fever

•	Viral hemorrhagic fevers (Lassa, Rift valley, Marburg, Ebola, etc)

•	Tickborne hemmorhagic fever

•	Tickborne hemorrhagic fever viruses

•	Multidrug-resistant tuberculosis

•	Clostridium botulinum toxin (botulism)

•	Ricin toxin from Ricinus communis (caster beans)

•	Epsilon toxin of Clostridium perfringens

•	Staphylococcus enterotoxin B

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.